KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
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YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
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INVESCO SECTOR FUNDS, INC.

ENERGY
FINANCIAL SERVICES
GOLD
HEALTH SCIENCES
LEISURE
REAL ESTATE OPPORTUNITY
TECHNOLOGY
TELECOMMUNICATIONS
UTILITIES






                                     ANNUAL









ANNUAL REPORT | March 31, 2000       [INVESCO ICON]    INVESCO FUNDS.

"The remarkable performance of the Telecommunications Fund has been driven by many different types of communications stocks, but telecommunications equipment makers have been particularly strong performers." Page 11

The line graphs below and on the next page illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year or since inception period ended 3/31/00. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is no guarantee of future results.)(1),(2)

                          TOTAL RETURN - INVESTOR CLASS
                           PERIODS ENDED 3/31/2000(1)

                                                                                       Manager's
                             Cumulative                              10 years*          Report
FUND (INCEPTION DATE)         6 months    1 year   5 years*     or Since Inception      Page #
------------------------------------------------------------------------------------------------
ENERGY                          19.75%     3.17%     19.09%            6.99%               4
------------------------------------------------------------------------------------------------
FINANCIAL SERVICES              15.42%    (0.84%)    23.40%           22.26%               5
------------------------------------------------------------------------------------------------
GOLD                           (23.81%)  (13.51%)   (14.15%)          (8.86%)              6
------------------------------------------------------------------------------------------------
HEALTH SCIENCES                 12.80%     1.04%     22.08%           19.53%               7
------------------------------------------------------------------------------------------------
LEISURE                         24.33%    45.07%     26.04%           22.74%               8
------------------------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY (1/97)   3.88%     4.28%      N/A             (2.88%)              9
------------------------------------------------------------------------------------------------
TECHNOLOGY-INVESTOR CLASS      110.39%   169.09%     48.00%           34.53%              10
------------------------------------------------------------------------------------------------
TECHNOLOGY-INSTITUTIONAL CLASS
  (12/98)                      110.73%   170.27%      N/A            221.29%              10
------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (8/94)      102.37%   137.20%     51.39%           46.63%              11
------------------------------------------------------------------------------------------------
UTILITIES                       28.76%    35.87%     23.63%           16.34%              12
------------------------------------------------------------------------------------------------
*AVERAGE ANNUALIZED

Graph:      Energy Fund - Investor Class
            10-Year Total Return vs. S&P 500 Index

            This  line  graph  compares  the value of a  $10,000  investment  in
            INVESCO  Energy  Fund -  Investor  Class to the  value of a  $10,000 investment in the S&P 500 Index,  assuming in each case reinvestment of all  dividends and capital gain  distributions,  for the ten year period ended March 31, 2000.

Graph:      Financial Services Fund - Investor Class
            10-Year Total Return vs. S&P 500 Index and S&P Financial Index

            This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Investor Class to the value of a
            $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the S&P Financial Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended March 31, 2000.

Graph:      Gold Fund - Investor Class
            10-Year Total Return vs. S&P 500 Index

            This  line  graph  compares  the value of a  $10,000  investment  in
            INVESCO  Gold  Fund -  Investor  Class  to the  value  of a  $10,000 investment in the S&P 500 Index,  assuming in each case reinvestment of all  dividends and capital gain  distributions,  for the ten year period ended March 31, 2000.

Graph:      Health Sciences Fund - Investor Class
            10-Year Total Return vs. S&P 500 Index

            This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Investor Class to the value of a
            $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended March 31, 2000.

Graph:      Leisure Fund - Investor Class
            10-Year Total Return vs. S&P 500 Index

            This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended March 31, 2000.

Graph: Real Estate Opportunity Fund - Investor Class since inception (1/97) Total Return vs. S&P 500 Index and
            NAREIT - Equity REIT Index

            This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the NAREIT Equity REIT Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (1/97) through March 31, 2000.

Graph:      Technology Fund - Investor Class
            10-Year Total Return vs. S&P 500 Index

            This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended March 31, 2000.

Graph:      Technology Fund - Institutional Class
            since inception (12/98) Total Return vs. S&P 500 Index

            This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Institutional Class to the value of a
            $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/98) through March 31, 2000.

Graph: Telecommunications Fund - Investor Class since inception (8/94) Total Return vs. S&P 500 Index and
            MSCI--EAFE Index

            This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Investor Class to the value of a
            $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the MSCI - EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (8/94) through March 31, 2000.

Graph:      Utilities Fund - Investor Class
            10-Year Total Return vs. S&P 500 Index and S&P Utilties Index

            This  line  graph  compares  the value of a  $10,000  investment  in
            INVESCO  Utilities  Fund - Investor  Class to the value of a $10,000 investment  in  the  S&P  500  Index  and  the  value  of a  $10,000 investment  in the  S&P  Utilities  Index,  assuming  in  each  case reinvestment  of all dividends and capital gain  distributions,  for the ten year period ended March 31, 2000.

--------------------------------------------------------------------------------
BECAUSE  THE  INCEPTION  OF CLASS C SHARES FOR INVESCO  SECTOR  FUNDS TOOK PLACE
SHORTLY BEFORE THE REPORTING  PERIOD, WE ARE NOT INCLUDING  PERFORMANCE  FIGURES
FOR THIS CLASS OF SHARES.  FUTURE  REPORTS  WILL  INCLUDE  SEPARATE  PERFORMANCE
FIGURES FOR CLASS C SHARES.


ENERGY FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

The past six months have seen strong performance from our fund, on both an absolute basis and relative to other energy funds. Clearly, the marked rise in energy prices has helped our performance -- as it certainly has boosted the profits of the companies in which we invest. But stocks in our portfolio have also thrived as investors have realized that energy companies are entering a new production cycle -- one that should allow for substantial profits even should oil and gas prices stabilize.

For the six months ended March 31, 2000, the value of Investor Class shares rose
19.75%, with all of this gain coming in the last three months. This gain exceeded that of the S&P 500 Index, which rose 17.50% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

While many have focused on the role of the  Organization of Petroleum  Exporting
Companies,  or OPEC, in the recent oil price rise, more fundamental  factors are at work. If all of OPEC's wells were put to work  alongside  every other well in the world,  global  production  would only slightly  exceed  demand.  Meanwhile, energy  demand  continues  to  increase  at roughly  2.4% per year as the global economy  grows.  To meet this increased  demand,  oil companies are preparing to
enter  a  multi-year   investment  cycle.  The  sector  may  well  take  on  the
characteristics of a growth sector as a result.

For natural gas companies, the picture may be even more compelling. Natural gas demand in North America is up 50% over the last 10 years, driven largely by the installation of gas-fired electric power plants. Already extremely high, natural gas prices are likely to spike this summer as new power plants come on line. The result should be higher profits for owners of reserves and healthy opportunities for exploration firms.

Given the favorable growth  conditions we expect,  our challenge will be to find those  companies  best  positioned  to exploit them. We believe one such firm is
Apache  Corp.,  which  operates  oil  or  gas  fields  on  five  continents.   A
well-managed firm, Apache has shown its ability to grow rapidly,  even as energy prices  languished in the late 1990s.  Apache has proved  particularly  adept at buying reserves and then  developing  means of drawing out more oil and gas than previously thought possible.

As the oil firms seek to ramp up production, exploration and service companies appear perfectly poised to benefit. One of our favorite holdings is Nabors
Industries, the largest land driller in the world. Nabors claims a full 65% of the rigs that can drill deeper than 15,000 feet -- a depth that producers seem likely to go to meet the world's demand.

The past few years have demonstrated that the energy sector has a relatively low correlation to the broader market. As technology, telecommunications, and other high-growth stocks have rocketed upward in the last couple of years, of course, this disconnect has not been to energy investors' advantage. But given the factors mentioned above, we are optimistic for oil stocks, even should the rest of the market retreat or consolidate its gains.

Investors should recognize that even the combination of cheap stocks and favorable growth prospects for the sector cannot assure future performance.
Another substantial downturn in the world economy could also postpone the investment and exploration cycle we have described. Still, we are optimistic about our portfolio's positioning, and we hope to report further good news to you in future reports.

/s/ John S. Segner
John S. Segner
Vice Presient


FINANCIAL SERVICES FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

The past six months have been challenging for financial services stocks, which were hindered by both the threat of higher interest rates and investors' fixation on high-flying technology shares.

This trend eased in March, however, as a broad rotation into more defensive sectors led investors to take notice of the tremendous values available in the financial services sector. Many of our financial services shares surged ahead in March, but still ended the period at historically low valuations that remain out of line with business fundamentals.

For the six-month period ended March 31, 2000, the value of Investor Class shares rose 15.42%. Because of the pressure on financial services stocks, this performance lagged the S&P 500 Index, which gained 17.50% over the same period.
However,  our returns outpaced the S&P Financial Index,  which increased 11.17%.
(Of course, past performance is no guarantee of future results.)(1),(2)

Investment banking and brokerage companies led the sector, supported by soaring equity values and trading volumes. U.S. brokerage firms are also finding fertile ground for new business in Europe, where investors are coming around to the value of stock investing. On the downside, higher interest rates, overcapacity and price competition have made a challenging environment for banks and insurance providers. These stocks have also been pressured by news of earnings shortfalls and post-merger cultural tensions at several high-profile banks.

The fund continues to focus on top-quality financial services companies that combine proven management teams, solid fundamentals and strong earnings growth potential. In particular, we have emphasized companies that are exploiting deregulation and new technology to lower their cost structures and expand into new business lines. For example, the Internet has enabled firms to cross-sell products and expand their customer base with little incremental cost. As we have emphasized before, we feel the companies best qualified to dominate this space are established financial services powerhouses that benefit from a trusted brand name, experienced management and a solid funding base.

One company we believe to be poised for dominance is Citigroup Inc., one of our best-performing holdings during the period. Citigroup combines its leadership in corporate and consumer banking with a top brokerage franchise under the Salomon
Smith Barney name. It is also expanding its insurance business through the acquisition of the remaining portion of Travelers Property Casualty it doesn't already own. Now its e-Citi site, a leading full-service provider of online capabilities, provides it with additional opportunities to leverage these other businesses while establishing itself as a portal for Internet commerce and communications.

We are encouraged by the recent improvement in financial services shares. While the prospect of higher interest rates could weigh on share prices in the near-term, we believe investors will ultimately come around to the strong fundamentals and low valuations offered by financial services companies. As we go forward, we will maintain our focus on market leaders -- fast-growing companies that can attract top talent, invest in the latest technology, and extend their market leadership. We believe that as investors return to the financial services sector, these companies are poised for strong performance.

/s/ Jeffrey G. Morris
Jeffrey G. Morris
Vice President

GOLD FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

The past six months have been challenging for gold investors, and the fund once again recorded a loss. The slump in gold stocks masks relatively positive fundamentals in the market for gold bullion. For one thing, the gap between rising gold demand and modest mining production continues to widen, providing support for prices. Also, last September, European central banks agreed to publicly outline their selling plans for the next five years. This development promises to improve the efficiency and stability of the gold bullion market, since uncertainty over the timing of central bank gold sales has been a major source of volatility. We believe that greater transparency in central bank transactions will also support rising gold prices as demand continues to exceed supply.

Unfortunately, while these developments have benefited gold prices, they have done little to help the short-term performance of gold stocks, which continued to languish during the period, hindering our performance.

For the six-month period ended March 31, 2000, the value of Investor Class shares declined 23.81%. This performance contrasts with strong results from the S&P 500 Index, which gained 17.50% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

We responded to the growing disconnect between gold prices and the performance of gold stocks by selling many of our small-capitalization equity holdings while adding to our weighting in gold bullion itself. Gold bullion now represents the largest position in the fund, and this heavy weighting helped insulate our performance from the weakness in gold stocks. This is not to say that all of our equity positions worked against us, and we benefited from gains in several small-cap companies. One standout was Pacific Rim Mining, a gold mining company that has announced promising findings from drilling in Peru.

While gold stocks are inexpensive relative to historical valuations and the current level of gold prices, we have yet to see a catalyst -- such as higher inflation-- that might drive them higher. Consequently, we remain overweight in gold bullion, a strategy that we believe offers the best opportunity to capitalize on firming gold prices. We have also maintained a relatively large cash position, which will help cushion performance while providing us with the liquidity to respond to changing market conditions.

We would also like to take this opportunity to assure our investors that, while gold has been out of vogue in recent years, the market is far from obsolete.
Gold has served as the principal store of value for centuries, and we believe it can continue to provide an important diversification tool, especially during periods of rising inflation or volatile equity markets. In particular, our current emphasis on bullion may be particularly attractive to investors who want the benefits of owning gold but who don't want to incur the high costs and logistical challenges associated with buying bullion directly.

/s/ John S. Segner
John S. Segner
Vice President


HEALTH SCIENCES FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

The past six months have been a roller coaster ride for health sciences stocks as the long-term earnings potential tied to industry consolidation and new drug development has been clouded by concerns over valuations, Medicare regulations and slowing pipeline introductions. Adding to these pressures, the FDA has become increasingly cautious in its drug reviews, delaying several high-profile drug launches from concern over negative side effects. Biotech shares have been at the eye of this maelstrom. These stocks surged in the first few months of 2000 after captivating investors' imaginations with the promise of genomics research, which may be used to target specific treatments more efficiently. This rally was cut short in March, however, after a flood of new biotech issues dried up market liquidity and pressured valuations. Also weighing on biotech shares was President Clinton's stated opposition to granting patent protection to genetic discoveries.

During this challenging period, we benefited from our decision to boost our biotech weighting late in 1999, which enabled us to participate in the February rally. Because we felt that the sharp run-up in share prices left us overweighted in the biotech area, we subsequently began trimming our exposure.
Unfortunately, we did not scale back our positions fast enough to escape the March sell-off in biotech shares, which hurt our first quarter results relative to the S&P 500 Index.

For the six-month period ended March 31, 2000, the value of Investor Class shares rose 12.80%. This return lagged that of the S&P 500 Index, which increased by 17.50% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

Volatility can be harrowing, but it can also work in our favor. Challenging periods such as these often allow us to add to our favorite names when they are trading at attractively low valuations. For this reason, we have increased our cash balance, which leaves us with "dry powder" to put to work as opportunities arise.

As we look to reinvest this cash, we will focus on fundamentally strong companies with good management, solid capital structures, and a promising mix of marketable drugs and late-stage product development. Our near-term emphasis is on the stability provided by traditional, high-quality pharmaceutical companies, as we work to raise our pharmaceutical exposure to a market-neutral position. We are also upbeat on the recent consolidation in the drug industry, particularly the merger between Warner-Lambert Co. and Pfizer Inc., two of our holdings, which will form a research and marketing powerhouse.

While we believe the recent sell-off in biotech shares was overstated, we will continue to approach this area with caution. We will avoid genome research plays, which we believe may take years to pay off with marketable compounds.
Instead, we have focused on fundamentally strong biotech companies, such as Genentech Inc., which already have commercial products that support revenue and earnings growth.

Additionally, we have raised our weighting in medical device companies, including Medtronic Inc. and Guidant Corp., to take advantage of firming demand for defibrillators used to treat congenital heart failure. At the same time, we remain underweighted in the health care services industry due to our concerns over potential Medicare reform. We believe this focus will help us benefit from the long-term growth potential in the health sciences sector, while insulating our performance from short-term volatility.

/s/ John Schroer
John Schroer
Senior Vice President


LEISURE FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

The last six months have been a very rewarding period for our fund. Overall, the markets remained quite strong, although leadership moved dramatically between New Economy growth stocks and more traditional names. Our portfolio has traditionally owned a mixture of Old and New Economy stocks because of our unique focus on the leisure sector. As a result, we have experienced both sides of these movements, making us optimistic that we are well prepared for whichever direction the market heads next.

For the six-month period ended March 31, 2000, the value of Investor Class shares rose 24.33%. This return exceeded that of the S&P 500 Index, which rose
17.50% over the same period. (Of course, past performance does not guarantee future results.)(1),(2)

In many ways, the distinction between Old and New economy stocks makes little sense within the context of the leisure sector. As we have explained in past reports, our approach is based on the fact that leisure activities represent a steadily growing part of the economy. In one sense, of course, we believe this makes leisure one of the true growth areas of the economy, alongside sectors such as technology and telecommunications. However, there is little of the fast-paced change and rocketing startups that characterize these other sectors.
The growth trends we have identified have been unfolding over the past 30 years or more.

One advantage this gives our fund is that it allows us to turn over our stocks relatively infrequently. Generally, the companies that have a dominant position in the leisure industry today seem likely to have one tomorrow as well. Marriott
International, for example, has been operating hotel chains for decades, and now owns brands ranging from Fairfield Inn to Ritz-Carlton. Thus positioned, it seems perfectly poised to benefit from the ongoing boom in both business and personal travel.

Of course, other significant holdings in the fund are newer firms that attract the attention of technology investors and others more directly aligned with the New Economy. EchoStar Communications, for example, is an aggressive satellite television operator. The company has drawn Wall Street's attention not only for its competitive pricing and customer service, but also for its technological savvy. Indeed, the stock has more than doubled since we first wrote to you about it last fall. The company has recently made investments to become a provider of high-speed Internet service to its customers.

Finally,  the fund has maintained its extensive exposure to multinational firms.
As Europe and Asia economies continue to improve, our holdings in the luxury goods maker Cie Financiere Richemont AG has allowed us to profit from the global recovery. Several of our advertising and media holdings are also benefitting from the increasing prosperity of foreign consumers, who, like Americans, tend to spend a greater proportion of their income on leisure as they become wealthier.

For these reasons, we are optimistic that the leisure sector will provide an especially attractive area for growth investing. Of course, no fund can be insulated from broad downturns in the market. Still, we look to the future with optimism, and we hope to have further good news for you in our next report.

/s/ Mark Greenberg
Mark Greenberg
Vice President


REAL ESTATE OPPORTUNITY FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

Due to a change in our fiscal year end, we only recently reported to you on our performance for the six months ended January 31, 2000. Recently, we have been encouraged by renewed interest in the real estate sector on the part of investors. Indeed, this has helped our fund move from a loss at the beginning of the year to a small gain for both the year-to-date and our reporting periods.

For the six months ended March 31, 2000, the value of Investor Class shares rose
3.88%. This return lagged that of the S&P 500 Index,  which rose 17.50% over the same period,  but exceeded that of the NAREIT-Equity REIT Index, which rose only
1.37%.   (Of  course,   past   performance   is  not  a   guarantee   of  future
results.)(1),(2)

As we recently reported, we are optimistic that the outlook for the real estate sector and the fund has improved. First, the recently enacted REIT Modernization
Act has given the industry increased flexibility to develop non-traditional real estate business and made it easier for REITs to grow through higher investment of their profits. Such internally funded growth has been highly valued by investors in recent years.

Second, despite strong fundamentals, including high occupancy and rising rental rates, valuations remain depressed versus historical levels. Though REITs have performed strongly year-to-date, considerable upside exists to get to historical valuation levels. Increased volatility in the market should also draw investors to this high-yielding, relatively stable industry.

Third, we have broadened the fund's investment approach since the management change. While maintaining our emphasis on REITs, we have also made new investments in other real estate-related industries. These include companies in the lodging and telecommunications sectors, as well as real estate firms that are beginning to offer expanded services.

Thus, our investment strategy has been to construct a broader, more diversified real estate investment fund, which we believe will allow us to enhance the overall return of the portfolio while simultaneously decreasing the fund's risk profile.

Moving forward, our goal will be to participate more fully in the potential appreciation of the broad stock market, while also exploiting the real value that lies in traditional real estate companies. Indeed, we would not be surprised to see the disconnect that has existed between real estate stocks and the broader markets narrow. A healthy new economy that boosts stock prices should also show up in higher real estate prices as growing firms and wealthier households seek more space.

Indeed, real estate fundamentals continue to look strong in most property types, and we see little sign of a deterioration in property prices, rents or REIT operating income. Higher interest rates are always a concern for the property markets, but the vibrancy of the American economy has more than compensated for recent increases.

In summary, the real estate markets and our fund may have turned an important corner -- we are optimistic about the prospects for this important sector going forward.

/s/ Sean Katoff
Sean Katoff
Portfolio Manager


TECHNOLOGY FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

As our reporting period ended, the technology sector began to experience a steep correction. As usual, the pullback garnered a great deal of attention in the financial press and elsewhere, perhaps making it difficult for investors to maintain a longer-term perspective. Our report may therefore come at a particularly opportune time, for it serves as a reminder of the tremendous appreciation in technology stock prices over recent years.

For the six-month period ended March 31, 2000, the value of Investor Class shares rose a remarkable 110.39%, while Institutional Class shares appreciated
110.73%. This can be compared to the S&P 500 Index, which rose 17.50% over the same period. (Of course, past performance is no guarantee of future results.
Please keep in mind that triple-digit and high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that recent returns were primarily achieved during favorable market conditions, especially within the technology sector.)(1),(2)

The technology markets have been driven by a combination of strong corporate performance, optimism for new technologies, and price momentum. These factors have been mixed in different proportions for individual stocks. Obviously, many young firms with modest revenues and no profits have enjoyed appreciation in their shares based more upon the latter two influences. Other more established technology firms have seen their shares appreciate based on very impressive sales and earnings growth.

Our strategy is predicated on the belief that successful technology investing over the long term relies on focusing on the first two of these factors, current performance and future promise, while discounting the third, market momentum.
Stocks will continue to fall in and out of favor with astonishing speed, as the market's recent gyrations have demonstrated. In part, this is due to the nature of the sector, which is characterized by markets changing so rapidly that leadership quickly changes hands. But too many investors have shifted assets in and out of this sector in the hope of making short-term gains -- of buying high and selling even higher.

Our approach has been different. In part, of course, we have focused on concentrating the fund's investments in those companies that we believe have solid positions within their industries. Lately, we have found many of these firms in industries that supply equipment to the expanding service areas of the economy. As wireless telecommuni-cations has boomed, for example, so has demand for the small chips that allow cellular handsets to operate. Applied Micro
Circuits, one of our largest holdings, manufactures a variety of chips for optical networks. But another key part of our strategy has been to recognize -- and accommodate -- the high degree of flux within the sector. Such is the pace of technological change that startups can seize lucrative markets rapidly, even within months of going public. For this reason, we remain exceptionally diversified relative to most other technology funds, and our portfolio typically includes more than 100 stocks. We also maintain a particular focus on smaller technology firms that can experience growth through the "technology food chain"
-- the process by which profits flow from large service providers down through a myriad of vendors.

The fundamentals of the technology sector remain very encouraging -- the pace of innovation, if anything, seems to be picking up speed. But investors should always keep in mind that valuations are very high, and the possibility of further corrections cannot be ruled out. Federal Reserve Chairman Alan Greenspan has noted that securities markets are still trying to find the proper measures to value technology stocks in an environment of rapid change. As these measures evolve, we expect that much potential, as well as many pitfalls, will await investors. Success seems likely to come to those who take a patient and diversified approach.

/s/ William Keithler
William Keithler
Senior Vice President


TELECOMMUNICATIONS FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

Due to a change in our fiscal year-end, it was only recently that we reported to you. The market  environment has recently evolved  considerably,  with investors
once  again  turning  to  traditional   sectors  and  companies.   Although  the
telecommunications  sector has suffered as a result, we have faith that the very strong  fundamentals  behind the companies will eventually entice many investors to return.

For the  six-month  period  ended March 31,  2000,  the value of Investor  Class shares increased a very strong 102.37%. This greatly exceeded the S&P 500 Index, which rose 17.50% over the same period.  (Of course,  past  performance is not a guarantee  of future  results.  Please keep in mind that  triple-digit  and high double-digit  returns  are highly  unusual  and cannot be  sustained.  Investors should  also be  aware  that  recent  returns  were  primarily  achieved  during
favorable   market   conditions,   especially   within  the   telecommunications
sector.)(1),(2) As we explained in our last report, this remarkable  performance
has  been  driven  by  many  different  types  of  communications   stocks,  but
telecommunications   equipment   manufacturers  have  been  particularly  strong
performers. JDS Uniphase has been one of the top-performing stocks in the market as investors have rewarded its unique positioning in the emerging  technology of fiber optics.  Indeed,  over the first five months of our reporting period,  the company's stock roughly  tripled in value,  before giving back some of its gains in March.

Great excitement has also surrounded the boom in wireless communication. Our fund's international focus has been of particular help to us in this regard. The
British firm Vodafone AirTouch PLC has established itself as the leading wireless service provider in the world. Its position should only improve following its announced merger with Mannesman AG of Germany. The Finnish firm
Nokia Corp is also a world leader -- in their case in cellular handsets. (3)

We have limited our investments in other types of traditional telecommunications companies, particularly long-distance telephone service firms. In these more established markets, price competition is fierce. We should note, however, that these established firms are significantly less expensive on price-to-earnings and other measures. Should investors continue to rotate back into cheaper stocks, our holdings in leading equipment and wireless firms will likely suffer.

It is important to note, on the other hand, that the high-growth, highly valued firms in which we invest bear little resemblance to the storied "dot com" stocks with little revenue and no earnings. Communications is not an area that might be important someday -- it is a large and highly lucrative sector now.

Given the tremendous amount of money that has come into this sector over the past several months, we would not be surprised to see some flow out in the months ahead. But we would urge investors not to try and time the markets. In the end, we believe the best opportunities lie with those companies that promise to lead the economy for the coming decades.

/s/ Brian B. Hayward
Brian B. Hayward
Vice President


UTILITIES FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

The past six months have been rewarding for our fund. For most of the period, our telecommunications holdings led the portfolio. In a highly unusual change of events, however, electric utilities rocketed upward in January, driven largely by hopes that these Old Economy stocks held special assets that would let them compete in the new economy.

For the six months ended March 31, 2000, the value of Investor Class shares rose a strong 28.76%. This handily outpaced the S&P 500 Index, which rose 17.50% over the same period, as it did the S&P Utilities Index, which rose just 2.26%. (Of course, past performance is not a guarantee of future results.)(1),(2)

In a stock market that has amply rewarded fast-growing companies while punishing others, our focus on aggres-sively competing utilities has proved an opportune one. As we have described in past reports, we have consistently sought to find those companies that are using new means to provide a basic service. Those means could involve new technologies, or they could simply encompass providing superior service or expanding into new markets.

We continue to find the majority of these companies in the telecommunications area, particularly in the provision of local telephone service. Well-positioned companies in this industry are in the enviable position of providing a necessary service that is simultaneously being transformed by innovation.

Recently,  we have found intriguing  opportunities in Europe, where deregulation and  consolidation  have  resulted in a new set of  international  players.  The
British  firm  Vodafone  AirTouch  PLC and the  German  firm  Mannesman  AG have recently  joined forces,  for example,  creating  perhaps the world's  strongest wireless company. Spain's Telefonica SA has proved to be a formidable competitor in Latin America. And as the region's fortunes have improved over the past year,
Telefonica SA has also seen its  investments in Latin  American firms  flourish.
(3)

As we have noted in past reports, the situation in the electric utility industry is much less appealing for investors. While technological change is relatively slow, the deregulatory process is highly fluid -- and largely invisible to investors, because it follows political currents. Thus, we feel it is much more difficult for us to predict the eventual leaders, who, in turn, will be competing for slower-growing markets.

Despite these factors,  a burst of excitement  surrounded  the electric  utility industry  as Wall  Street  analysts  concluded  that  many  companies  possessed undervalued  fiber optic  networks.  In fact, most utilities have installed such networks for the purpose of maintaining  their grids; and some, led by portfolio holding Enron Corp.,  have rented out the excess capacity to  telecommunications
operators.  In  our  opinion,   however,  this  merely  emphasizes  the  greater
opportunities found in the telecommunications sector.

Finally, conditions in the natural gas industry have also been favorable. Strong demand and minimal new production have led to increases in natural gas prices.
Again, however, we are convinced that prices will eventually go back down as supply and demand balance out. While these stocks add a valuable bulwark to the portfolio, we believe investors are better served by focusing on areas with more dynamic, long-term growth potential.

As we move forward, we will continue to pursue the twin goals of growth and stability. Focusing on companies that provide basic services in an innovative manner has proved to be a valuable strategy, and we hope to report further successes in the future.

/s/ Brian B. Hayward
Brian B. Hayward
Vice President


FUND MANAGERS

ENERGY AND GOLD

The fund is managed by Vice President John S. Segner. He received a BS from the University of Alabama and an MBA from the University of Texas at Austin. Before joining INVESCO in 1997, John served as Managing Director and Principal for The
Mitchell Group.

FINANCIAL SERVICES

The fund is managed by Vice President  Jeffrey G. Morris.  He received a BS from
Colorado State University and an MS from the University of Colorado-Denver. He is a Chartered Financial Analyst and began his investment career in 1991.

HEALTH SCIENCES

The fund is  managed by Senior  Vice  President  John R.  Schroer,  a  Chartered
Financial Analyst. John started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

LEISURE

The fund is managed by Vice President Mark Greenberg. Mark started his investment career in 1980 and has over 16 years of experience in the leisure sector. He has a BSBA from Marquette University and is a Chartered Financial
Analyst.

REAL ESTATE OPPORTUNITY

Sean Katof assumed management responsibilities for the fund in February 2000. He earned his BS and MS from the University of Colorado. He joined INVESCO Funds in 1994.

TECHNOLOGY

The fund is managed by Senior Vice President William R. Keithler, who returned to INVESCO in 1998 after serving as vice president and portfolio manager with Berger Associates. Bill has an MS from the University of Wisconsin-Madison and a BS from Webster College. He is a Chartered Financial Analyst.

TELECOMMUNICATIONS AND UTILITIES

The fund is managed by Vice President Brian B. Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors. Brian has a BA in Mathematics and an MA in economics from the University of Missouri. He is a Chartered Financial Analyst and began his investment career in 1985.


MARKET HEADLINES: NOVEMBER 1999 TO MARCH 2000
--------------------------------------------------------------------------------

The past five months continued to see a sharp divergence between the performance of New Economy stocks -- particularly technology, telecommunications, and media companies -- and lagging Old Economy shares, which included financial services, industrial products and basic materials. As a result, the technology-intensive
Nasdaq Index far outpaced the more Old Economy-based S&P 500 Index and Dow Jones
Industrial Average. (2),(3)

High-flying valuations on New Economy shares led skeptics to warn that a bubble of irrational exuberance was swelling the market. However, proponents of the "new paradigm" argued that these gains were justified by the tremendous growth potential tied to trends such as exploding Internet use, business-to-business e-commerce, wireless voice and data communications, and genetic treatments for disease. Nonetheless, the New Economy onslaught appeared to take a breather in March, as investors rotated out of the most speculative Nasdaq stocks to take advantage of low valuations on many cyclical and financial services shares. As a result, the Nasdaq lost some ground during the month, while the Dow and the S&P
500 more than outpaced their performance of the preceding five months.

This reversal led some pessimists to argue that the U.S. economic expansion was losing steam. However, market fundamentals remained overwhelmingly positive.
Real GDP grew at a phenomenal 7.9% annual rate in the fourth quarter of 1999, capping a 4.2% gain for the year. Meanwhile, economies in Asia and Latin America continued to rebound from their difficulties of 1998. European economic growth was also accelerating, fueled by deregulation, cross-border consolidation and investment in technology.

With the global economy firing on all cylinders, inflation became the dominant concern, especially after oil prices surged early in 2000. Yet inflation has so far proven a "no-show" in the U.S. economy. While higher oil prices drove the consumer price index to a 3.2% year-over-year gain in February, the core rate
--which excludes volatile food and energy prices -- was up only 2.1% from a year earlier, near its business cycle low. This combination of robust growth with low inflation -- the best of both worlds -- is a testament to the tremendous productivity gains engendered by the new technology. Nonfarm productivity growth rose at a 3.1% rate in both 1998 and 1999, and surged at a nearly 6% annualized rate in the past two quarters. These productivity enhancements have been instrumental in containing inflation, particularly in labor markets where the unemployment rate continues to hover near a 30-year low.

Nonetheless, even in the absence of inflation, the biggest risk for the economy is that the Federal Reserve could take away the punch bowl. The Federal Reserve
Open Market Committee (FOMC) has voted to raise short-term interest rates five times since last June, for a total increase of 1.25%. The latest quarter-point hikes, in February and March, were widely anticipated, and the market believes that another rate hike is likely when the FOMC meets again in May. In public statements, Fed Chairman Alan Greenspan has hailed the unprecedented performance of the U.S. economy and its "virtuous business cycle" of soaring investment, surging productivity and low inflation. Yet he has also warned that these very virtues could prove the economy's undoing. Productivity gains have bolstered consumer incomes and corporate profits, which sent stock values soaring. At least on paper, skyrocketing equity prices have translated into tremendous consumer wealth, as the net worth of American households surged by an incredible
$4.7 trillion last year. By that measure, Americans are better off than ever before. Greenspan is concerned that consumers will outspend the economy's ability to produce, bringing inflation to the boiling point. For this reason, he has linked the outlook for monetary policy to the behavior of share prices, a prospect that has injected additional volatility into the equity markets.


The risk of additional Fed tightening has put upward pressure on the short end of the bond yield curve. At the same time, investor confidence in the central bank's ability to contain inflation contributed to a decline in long-term
Treasury bond yields. The result was an inverted yield curve. Market pessimists pointed to this development as yet another sign that the expansion was on its last legs, since inverted yield curves have historically foretold a number of recessions, some of which actually occurred.

Despite these risks, the near-term risk of recession remains low. Consumers continue to spend, supported by healthy income growth and a solid employment market. As long as inflation remains modest, we also believe the central bank will act with restraint to slow rates. Of course, uncertainty over interest rates will keep the market volatile. We caution that the coming period could witness a turbulent securities market and that it will be difficult for equities to record the kind of gains we saw last year. Nonetheless, we are confident that this environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of market environment.







SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

PLEASE KEEP IN MIND THAT  TRIPLE-DIGIT  AND HIGH  DOUBLE-DIGIT  RETURNS ARE
HIGHLY  UNUSUAL  AND CANNOT BE  SUSTAINED.  INVESTORS  SHOULD ALSO BE AWARE THAT
RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS.

(1)PAST  PERFORMANCE  IS NOT A GUARANTEE  OF FUTURE  RESULTS.  TOTAL RETURN
ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS
INDICATED.  INVESTMENT  RETURN AND PRINCIPAL  VALUE WILL FLUCTUATE SO THAT, WHEN
REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2)THE  S&P  500  IS  AN  UNMANAGED  INDEX  OF  COMMON  STOCKS   CONSIDERED
REPRESENTATIVE  OF THE BROAD U.S. STOCK MARKET WHILE THE NASDAQ  REFLECTS STOCKS
TRADED   OVER-THE-COUNTER.   THE   DOW   JONES   INDUSTRIAL   AVERAGE   REFLECTS
LARGE-CAPITALIZATION  STOCKS.  THE S&P  UTILITY  AND S&P  FINANCIAL  INDEXES ARE
CONSIDERED  REPRESENTATIVE OF THOSE SECTORS. THE MSCI-EAFE INDEX IS AN UNMANAGED
INDEX REPRESENTING THE PERFORMANCE OF COMMON STOCKS FOR EUROPE, ASIA AND THE FAR
EAST.

THE  NAREIT-EQUITY  REIT INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE U.S.
REAL ESTATE INVESTMENT TRUST MARKET.

(3)INTERNATIONAL  INVESTING  IS  SUBJECT TO SPECIAL  RISKS,  INCLUDING  CURRENCY
EXCHANGE  RATE  FLUCTUATIONS  AND  DIFFERENCES  IN  SECURITIES   REGULATION  AND
ACCOUNTING PRACTICES.


FIVE LARGEST COMMON STOCK HOLDINGS


INVESCO SECTOR FUNDS, INC.
MARCH 31, 2000


DESCRIPTION                                                              VALUE
--------------------------------------------------------------------------------
ENERGY FUND
Coastal Corp                                                      $ 10,580,000
Nabors Industries                                                    9,703,125
Anadarko Petroleum                                                   9,478,437
Weatherford International                                            9,465,363
Murphy Oil                                                           9,220,000

FINANCIAL SERVICES FUND
Marsh & McLennan                                                  $ 53,865,594
Bank of New York                                                    52,983,875
Citigroup Inc                                                       51,332,003
Northern Trust                                                      48,239,625
Firstar Corp                                                        48,146,180

GOLD FUND
Barrick Gold                                                      $  5,300,806
Meridian Gold                                                        4,940,625
Newmont Mining                                                       4,599,687
Pacific Rim Mining                                                   3,659,306
Placer Dome                                                          3,656,250

HEALTH SCIENCES FUND
Merck & Co                                                        $ 67,809,437
Warner-Lambert Co                                                   67,652,813
Bristol-Myers Squibb                                                59,817,450
Chiron Corp                                                         54,074,475
Johnson & Johnson                                                   54,042,359

LEISURE FUND
AT&T Corp-Liberty Media Group Class A Shrs                        $ 48,246,208
Harrah's Entertainment                                              40,839,356
Marriott International Class A Shrs                                 24,932,250
EchoStar Communications Class A Shrs                                21,646,000
Gemstar International Group Ltd                                     21,500,000

REAL ESTATE OPPORTUNITY FUND
Spectrasite Holdings                                              $    743,203
Simon Property Group                                                   722,400
Avalonbay Communities                                                  718,692
Essex Property Trust                                                   712,800
Apartment Investment & Management Class A Shrs                         706,469



FIVE LARGEST COMMON STOCK HOLDINGS (CONTINUED)

DESCRIPTION                                                              VALUE
--------------------------------------------------------------------------------
TECHNOLOGY FUND
Cisco Systems                                                     $213,549,495
Applied Micro Circuits                                             200,873,662
SDL Inc                                                            156,782,438
PMC-Sierra Inc                                                     153,254,475
Nokia Corp Sponsored ADR Representing Ord Shrs                     141,690,450

TELECOMMUNICATIONS FUND
EchoStar Communications Class A Shrs                              $130,476,400
SDL Inc                                                            120,253,088
Applied Micro Circuits                                             117,889,100
PMC-Sierra Inc                                                     113,352,094
JDS Uniphase                                                       108,964,387

UTILITIES FUND
AT&T Canada Class B Shrs Depository Receipts                      $ 24,034,000
COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs        12,802,513
Vodafone AirTouch PLC                                               12,293,277
Montana Power                                                       10,662,400
McLeodUSA Inc Class A Shrs                                          10,406,494

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO SECTOR FUNDS, INC.
MARCH 31, 2000

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

ENERGY FUND
93.33 COMMON STOCKS
13.17 NATURAL GAS
      Coastal Corp                                     230,000    $ 10,580,000
      Enron Corp                                        55,000       4,118,125
      Kinder Morgan                                    115,000       3,967,500
      Western Gas Resources                            295,000       4,683,125
      Williams Cos                                     175,000       7,689,063
================================================================================
                                                                    31,037,813
68.71 OIL & GAS
12.77 DOMESTIC INTEGRATED
      Amerada Hess                                     110,000       7,108,750
      Murphy Oil                                       160,000       9,220,000
      Unocal Corp                                      200,000       5,950,000
      USX-Marathon Group                               300,000       7,818,750
================================================================================
                                                                    30,097,500


                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

18.81 DRILLING & EQUIPMENT
      Atwood Oceanics(a)                                24,000     $ 1,591,500
      Cooper Cameron(a)                                 56,700       3,791,812
      Diamond Offshore Drilling                         50,000       1,996,875
      Dril-Quip Inc(a)                                 124,300       5,857,638
      Grey Wolf(a)                                     510,000       2,008,125
      Nabors Industries(a)                             250,000       9,703,125
      Noble Drilling(a)                                140,000       5,801,250
      Rowan Cos(a)                                      70,000       2,060,625
      Santa Fe International                           167,000       6,179,000
      Smith International(a)                            68,800       5,332,000
================================================================================
                                                                    44,321,950
19.50 EXPLORATION & PRODUCTION
      Anadarko Petroleum                               245,000       9,478,437
      Apache Corp                                      135,000       6,716,250
      Barrett Resources(a)                             200,000       5,962,500
      Basin Exploration(a)                             167,000       2,494,562
      Cabot Oil & Gas Class A Shrs                     146,200       2,640,738
      Canadian Occidental Petroleum                    350,000       8,093,750
      EOG Resources                                    205,000       4,343,438
      Evergreen Resources(a)                            82,300       1,990,631
      Kerr-McGee Corp                                   73,200       4,227,300
================================================================================
                                                                    45,947,606
13.28 INTERNATIONAL INTEGRATED
      Chevron Corp                                      72,000       6,655,500
      Conoco Inc Class B Shrs                          346,000       8,866,250
      Exxon Mobil                                      105,000       8,170,312
      Shell Transport & Trading PLC New York
        Registered Shrs                                155,000       7,604,688
================================================================================
                                                                    31,296,750
4.35  REFINING & MARKETING
      Tosco Corp                                        95,000       2,891,562
      Ultramar Diamond Shamrock                        290,000       7,358,750
================================================================================
                                                                    10,250,312
        TOTAL OIL & GAS                                            161,914,118
================================================================================
11.45 OIL WELL EQUIPMENT & SERVICES
      Coflexip SA Sponsored ADR Representing
        1/2 Ord Shr                                     26,100       1,428,975
      Halliburton Co                                   200,000       8,200,000
      Varco International(a)                           425,000       5,365,625
      Veritas DGC(a)                                    90,000       2,531,250
      Weatherford International(a)                     160,600       9,465,363
================================================================================
                                                                    26,991,213


                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      TOTAL COMMON STOCKS (Cost $168,286,578)                   $  219,943,144
================================================================================
6.67  SHORT-TERM INVESTMENTS-- REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street
        dated 3/31/2000 due 4/3/2000 at 5.920%,
        repurchased  at  $15,715,749
        (Collateralized  by  US  Treasury
        Inflationary  Index Notes, due 1/15/2009
        at 3.875%,  value  $16,024,458)
        (Cost $15,708,000)                         $15,708,000      15,708,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $183,994,578)
      (Cost for Income Tax Purposes $186,147,009)               $  235,651,144
================================================================================

FINANCIAL SERVICES FUND
87.91 COMMON STOCKS
31.03 BANKS
      Bank of America                                220,200    $   11,546,737
      Bank of New York                             1,274,800        52,983,875
      Chase Manhattan                                270,100        23,549,344
      City National                                  276,100         9,301,119
      Commerzbank AG                                 100,000         3,779,755
      Fifth Third Bancorp                            607,700        38,285,100
      Firstar Corp                                 2,099,016        48,146,180
      FleetBoston Financial                          916,400        33,448,600
      Morgan (J P) & Co                               84,900        11,185,575
      North Fork Bancorp                              95,000         1,698,125
      Northern Trust                                 714,000        48,239,625
      Toronto-Dominion Bank                          794,600        21,205,888
      Wells Fargo                                    407,500        16,682,031
      Zions Bancorp                                  578,900        24,096,713
================================================================================
                                                                   344,148,667
3.98  CONSUMER FINANCE
      American Express                               296,500        44,159,969
================================================================================
18.45 FINANCIAL
      Associates First Capital Class A Shrs        1,292,000        27,697,250
      Capital One Financial                          948,000        45,444,750
      Citigroup Inc                                  865,450        51,332,003
      Financial Federal(a)                            10,000           181,875
      Freddie Mac                                    662,700        29,283,056
      Providian Financial                            465,850        40,354,256
      S1 Corp(a)                                     121,100        10,376,756
================================================================================
                                                                   204,669,946
13.89 INSURANCE
      AFLAC Inc                                      496,800        22,635,450
      American International Group                   219,935        24,082,882
      AXA Financial                                  558,000        20,018,250


                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE


      Hartford Financial Services Group                375,200  $   19,791,800
      Hartford Life  Class A Shrs                      318,400      14,925,000
      Nationwide Financial Services Class A Shrs       300,000       8,775,000
      Radian Group                                     493,800      23,517,225
      Travelers Property Casualty Class A Shrs         492,700      20,323,875
================================================================================
                                                                   154,069,482
4.86  INSURANCE BROKERS
      Marsh & McLennan                                 488,300      53,865,594
================================================================================
8.74  INVESTMENT BANK/BROKER FIRM
      Consors Discount Broker AG(a)                      5,400         758,554
      Donaldson Lufkin & Jenrette                      235,800      12,202,650
      Lehman Brothers Holdings                         126,500      12,270,500
      Morgan Stanley Dean Witter & Co                  417,000      34,011,562
      Paine Webber Group                               258,600      11,378,400
      Schwab (Charles) Corp                            389,500      22,128,469
      Waddell & Reed Financial Class A Shrs            100,000       4,231,250
================================================================================
                                                                    96,981,385
3.89  RAILROADS
      Kansas City Southern Industries                  501,900      43,132,031
================================================================================
2.01  SAVINGS & LOAN
      Charter One Financial                          1,064,262      22,349,502
================================================================================
1.06  SERVICES
      CheckFree Holdings(a)                            167,500      11,808,750
================================================================================
      TOTAL COMMON STOCKS (Cost $755,200,502)                      975,185,326
================================================================================
12.09 SHORT-TERM INVESTMENTS
11.72 Commercial Paper
6.31  CONSUMER FINANCE
      General Motors Acceptance, 6.250%, 4/3/2000  $40,000,000      40,000,000
      Sears Roebuck Acceptance, 6.130%, 4/4/2000   $30,000,000      30,000,000
                                                                    70,000,000
5.41  FINANCIAL
      Deere (John) Capital, 6.030%, 4/5/2000       $30,000,000      30,000,000
      Ford Motor Credit, 6.010%, 4/3/2000          $30,000,000      30,000,000
================================================================================
                                                                    60,000,000
        TOTAL COMMERCIAL PAPER (Cost $130,000,000)                 130,000,000
================================================================================
0.37  Repurchase Agreements
      Repurchase  Agreement with State Street
        dated  3/31/2000 due 4/3/2000,  at
        5.920%,   repurchased  at  $4,064,004
        (Collateralized  by  US  Treasury
        Inflationary  Index Notes, due
        1/15/2009,  at 3.875%,  value $4,144,639)
        (Cost $4,062,000)                          $ 4,062,000       4,062,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $134,062,000)             134,062,000
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE


100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $889,262,502)
       (Cost for Income Tax Purposes $893,831,498)              $1,109,247,326
================================================================================

GOLD FUND
77.14 COMMON STOCKS
77.14 GOLD & PRECIOUS METALS MINING
      Aber Resources Ltd(a)               CA           200,000  $    1,112,500
      Agnico-Eagle Mines Ltd              CA           560,000       3,115,000
      AngloGold Ltd Sponsored ADR
        Representing 1/2 Ord Shr          SF           145,000       3,480,000
      Barrick Gold                        CA           337,900       5,300,806
      Battle Mountain Gold(a)                        1,200,000       2,325,000
      Claude Resources(a)                 CA           346,700         191,046
      Francisco Gold(a)(b)                CA           256,700       1,043,208
      Franco-Nevada Mining Ltd            CA           310,000       3,266,979
      Glamis Gold Ltd(a)                  CA            86,000         161,250
      Goldcorp Inc Class A Shrs(a)        CA           463,600       2,781,600
      Guyanor Ressources SA Class B
        Shrs(a)(b)                        FR         1,000,000         482,160
      Harmony Gold Mining Ltd Sponsored
        ADR Representing Ord Shrs         SF           110,000         673,750
      Homestake Mining                                 478,000       2,868,000
      IAMGOLD Corp(a)                     CA         1,640,000       2,993,525
      Manhattan Minerals(a)               CA           360,000         991,872
      Meridian Gold(a)                    CA           850,000       4,940,625
      Metallica Resources(a)              CA           500,000         125,000
      Newmont Mining                                   205,000       4,599,687
      Pacific Rim Mining(a)(b)            CA         1,264,900       3,659,306
      Placer Dome                         CA           450,000       3,656,250
      Repadre Capital(a)                  CA           500,000         602,700
      Rio Narcea Gold Mines Ltd(a)        CA           545,900         575,305
      Solitario Resources(a)              CA           191,000         223,653
      SouthernEra Resources Ltd(a)        CA           205,000         254,167
      Star Resources(a)(b)                CA         4,169,500       2,871,952
      Stillwater Mining(a)                              45,000       1,800,000
      Teck Corp Class B Shrs              CA           260,000       1,880,424
      Viceroy Resource(a)                 CA         1,600,000         694,311
================================================================================
      TOTAL COMMON STOCKS (Cost $71,112,831)                        56,670,076
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

6.16  PREFERRED STOCKS
6.16  GOLD & PRECIOUS METALS MINING
      Freeport McMoRan Copper & Gold Depository
        Shrs Represeneting 1/20 Series Gold Pfd
        Shr (Cost $4,385,227)                          222,000  $    4,523,250
================================================================================
12.72 OTHER
12.72 GOLD BULLION
      Gold Bullion Troy Ounce(a) (Cost $9,475,205)   33,478(c)       9,342,851
3.98  SHORT-TERM INVESTMENTS-- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 3/31/2000 due 4/3/2000 at 5.920%,
        repurchased at $2,929,444 (Collateralized
        by US Treasury Inflationary Index Notes,
        due 1/15/2009 at 3.875%, value $2,991,437)
        (Cost $2,928,000)                          $ 2,928,000       2,928,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $87,901,263)
       (Cost for Income Tax Purposes $92,575,578)               $   73,464,177
================================================================================

HEALTH SCIENCES FUND
81.78 COMMON STOCKS
1.76  BIOTECHNOLOGY
      Celltech Group PLC(a)                            693,400 $    12,566,217
      Titan Pharmaceuticals(a)                         288,615       8,983,142
      Titan Pharmaceuticals(a)(i)                      187,350       5,248,142
================================================================================
                                                                    26,797,501
27.43 BIOTECHNOLOGY -- HEALTH CARE
      Abgenix Inc(a)                                    51,690       7,139,681
      Alexion Pharmaceuticals(a)                       419,890      29,287,327
      Amgen Inc(a)                                     257,600      15,810,200
      Amylin Pharmaceuticals(a)(i)                     295,000       3,600,844
      Ares-Serono Group SA Series B Shrs                 4,605      17,337,644
      Celgene Corp(a)                                   70,200       6,989,287
      Cell Therapeutics(a)                             608,000      14,250,000
      Cephalon Inc(a)                                  170,500       6,393,750
      Chiron Corp(a)                                 1,084,200      54,074,475
      Collateral Therapeutics(a)                         8,400         368,550
      COR Therapeutics(a)                              507,700      33,468,536
      Creative BioMolecules(a)                       1,057,200      10,472,918
      Cubist Pharmaceuticals(a)                        483,400      20,242,375
      Ecogen Technologies I(a)(b)(i)                       100               1
      Genentech Inc(a)                                 221,700      33,698,400
      IDEC Pharmaceuticals(a)                          126,200      12,399,150

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      ILEX Oncology(a)                                 346,000 $    14,532,000
      ImClone Systems(a)                               376,300      28,928,063
      Immunex Corp(a)                                  630,750      40,013,203
      Medarex Inc(a)                                   293,500      14,748,375
      MedClone Trust(a)(i)                             144,405               1
      NPS Pharmaceuticals(a)(i)                        596,700       8,089,014
      Protein Design Labs(a)                           199,800      15,884,100
      Transkaryotic Therapies(a)                       341,000      18,968,125
      Vical Inc(a)                                     320,188      10,726,298
      Xenometrix Inc(a)(i)                             121,058         320,047
================================================================================
                                                                   417,742,364
3.34  ELECTRONICS -- INSTRUMENTS
      PE Corp-PE Biosystems Group                      527,200      50,874,800
================================================================================
43.92 HEALTH CARE DRUGS -- PHARMACEUTICALS
      Alkermes Inc(a)                                  258,820      23,940,850
      Allergan Inc                                     433,800      21,690,000
      American Home Products                           863,175      46,287,759
      AstraZeneca Group PLC Sponsored ADR
        Representing Ord Shrs                            5,750         232,875
      Bristol-Myers Squibb                           1,035,800      59,817,450
      DUSA Pharmaceuticals(a)(b)                       682,500      16,337,344
      Forest Laboratories(a)                           550,000      46,475,000
      Glaxo Wellcome PLC Sponsored ADR
        Representing 2 Ord Shrs                         17,700       1,014,431
      Human Genome Sciences(a)                         489,400      40,650,787
      Inhale Therapeutic Systems(a)                    273,300      20,360,850
      Johnson & Johnson                                771,345      54,042,359
      Merck & Co                                     1,091,500      67,809,437
      Millennium Pharmaceuticals(a)                    154,000      20,000,750
      Pfizer Inc                                     1,376,705      50,335,777
      Pharmacia & Upjohn                               800,645      47,438,216
      QLT PhotoTherapeutics(a)                         135,400       7,480,850
      Schering-Plough Corp                           1,061,800      39,021,150
      SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                         15,625       1,032,227
      Takeda Chemical Industries Ltd                   256,700      18,270,463
      Warner-Lambert Co                                693,875      67,652,813
      Yamanouchi Pharmaceutical Ltd                    345,900      18,953,425
================================================================================
                                                                   668,844,813

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE


0.14  HEALTH CARE -- SERVICES
      Mediconsult.com Inc(a)(i)                        933,434 $     2,012,717
      Mediconsult.com Inc Escrowed Shrs(a)(i)          103,715         149,090
================================================================================
                                                                     2,161,807
5.19  MEDICAL EQUIPMENT & DEVICES
      Guidant Corp(a)                                  697,700      41,033,481
      Medtronic Inc                                    309,189      15,903,909
      Pharmacopeia Inc(a)(i)                           272,000      11,995,200
      Targeted Genetics(a)                             515,300       7,149,787
      Targeted Genetics(a)(i)                          244,000       3,046,950
================================================================================
                                                                    79,129,327
      TOTAL COMMON STOCKS (Cost $1,002,712,461)                  1,245,550,612
================================================================================
0.10  PREFERRED STOCKS
0.10  BIOTECHNOLOGY -- HEALTH CARE
      Ingenex Inc, Pfd, Series B Shrs(a)(i)            103,055          62,864
      MedClone Trust, Conv Pfd, Series G Shrs(a)(i)    581,396          75,581

      Osiris Therapeutics, Conv Pfd, Series C
        Shrs(a)(i)                                     382,353       1,300,000
================================================================================
                                                                     1,438,445
0.00  MEDICAL EQUIPMENT & DEVICES
      Janus Biomedical, Conv Pfd, Series A Shrs
        (a)(b)(i)                                      400,000               1
================================================================================

      TOTAL PREFERRED STOCKS (Cost $3,900,001)                       1,438,446
================================================================================
18.12 SHORT-TERM  INVESTMENTS
0.02  FIXED INCOME  SECURITIES
0.02  HEALTH CARE -- SERVICES
      Mediconsult.com Inc, Bridge Notes
        12.000%, 10/31/2000 (Cost $292,070)(d)(i)  $   292,070         292,070
================================================================================
11.91 COMMERCIAL PAPER
2.62  BANKS
      Wells Fargo & Co, 6.100%, 4/3/2000           $40,000,000      39,986,438
5.27  CONSUMER FINANCE
      American Express Credit, 6.100%, 4/5/2000    $50,228,000      50,228,000
      Sears Roebuck Acceptance, 6.150%, 4/4/2000   $30,000,000      30,000,000
================================================================================
                                                                    80,228,000
4.02  FINANCIAL
      Chevron USA, 6.060%, 4/3/2000                $41,668,000      41,668,000
      Heller Financial, 6.150%, 4/4/2000           $19,562,000      19,562,000
================================================================================
                                                                    61,230,000
        TOTAL COMMERCIAL PAPER (Cost $181,444,438)                 181,444,438
================================================================================
5.46  INVESMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund 5.884% (Cost $83,193,118)      83,193,118      83,193,118
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE


0.73  REPURCHASE AGREEMENTS
      Repurchase Agreement with State
        Street dated  3/31/2000  due
        4/3/2000 at 5.920%, repurchased
        at $7,103,503 (Collateralized by
        US Treasury Notes, due 1/31/2003
        at 5.500%, value $7,255,587)               $ 7,100,000 $     7,100,000
      Repurchase  Agreement  with State
        Street dated  3/31/2000  due 4/3/2000
        at 5.920%, repurchased at $4,001,973
        (Collateralized  by  US  Treasury
        Inflationary Index Notes, due 1/15/2009
        at 3.875%, value $4,083,085)               $ 4,000,000       4,000,000
================================================================================
        TOTAL REPURCHASE AGREEMENTS (Cost $11,100,000)              11,100,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $276,029,626)             276,029,626
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $1,282,642,088)
       (Cost for Income Tax Purposes $1,326,728,588)           $ 1,523,018,684
================================================================================


LEISURE FUND
92.19 COMMON STOCKS
3.49  BEVERAGES
      Anheuser-Busch Cos                                91,300 $     5,683,425
      Heineken NV                         NL           248,400      13,275,208
                                                                    18,958,633
================================================================================
12.53 BROADCASTING
      AMFM Inc(a)                                       97,200       6,038,550
      Belo (A H) Corp Class A Shrs                     135,400       2,420,275
      CBS Corp(a)                                       56,400       3,193,650
      Clear Channel Communications(a)                   53,300       3,681,031
      EchoStar Communications Class A Shrs(a)          274,000      21,646,000
      General Motors Class H Shrs(a)                    40,700       5,067,150
      Infinity Broadcasting Class A Shrs(a)            120,300       3,894,712
      Sinclair Broadcast Group Class A Shrs(a)         385,200       3,442,725
      Television Broadcasts Ltd Sponsored ADR
        Representing 2 Ord Shrs           HK           154,500       2,748,122
      TV Guide Class A Shrs(a)                         288,600      13,870,838
      UnitedGlobalCom Inc Class A Shrs(a)               26,900       2,019,181
================================================================================
                                                                    68,022,234
18.21 CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)    814,282      48,246,208
      Cablevision Systems Class A Shrs(a)               50,800       3,086,100
      Comcast Corp Special Class A Shrs(a)             388,556      16,853,617
      MediaOne Group(a)                                185,900      15,057,900

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE


      NTL Inc(a)                                       143,897 $    13,355,440
      USA Networks(a)                                   99,400       2,242,713
================================================================================
                                                                    98,841,978
1.21  COMPUTER RELATED
      Activision Inc(a)                                176,500       2,129,031
      Electronic Arts(a)                                62,000       4,413,625
================================================================================
                                                                     6,542,656
0.81  CONSUMER -- JEWELRY, NOVELTIES
        & GIFTS
      De Beers Consolidated Mines
        Deferred ADR Representing
        Ord Shrs                          SF           192,200       4,408,588
================================================================================
11.45 ENTERTAINMENT
      Disney (Walt) Co                                  84,399       3,492,009
      Gemstar International Group Ltd(a)               250,000      21,500,000
      Granada Group PLC(a)                UK           173,458       1,860,926
      Seagram Co Ltd                      CA           129,500       7,705,250
      SFX Entertainment Class A Shrs(a)                122,700       5,007,694
      Time Warner                                      151,400      15,140,000
      Viacom Inc
        Class A Shrs(a)                                 82,080       4,386,150
        Class B Non-Voting Shrs(a)                      57,604       3,038,611
================================================================================
                                                                    62,130,640
0.61  FOOTWEAR
      NIKE Inc Class B Shrs                             82,900       3,284,913
================================================================================
8.72  GAMING
      Harrah's Entertainment(a)                      2,200,100      40,839,356
      MGM Grand                                        161,278       3,870,672
      Park Place Entertainment(a)                      227,300       2,628,156
================================================================================
                                                                    47,338,184
0.25  HOUSEHOLD FURNITURE & APPLIANCES
      Harman International Industries                   22,770       1,366,200
================================================================================
7.01  LEISURE TIME
      Bally Total Fitness Holdings(a)                   37,100         908,950
      Carnival Corp                                    304,200       7,547,962
      Cedar Fair LP                                     97,800       1,943,775
      International Game Technology(a)                 431,621       9,360,780
      Intrawest Corp                      CA            92,000       1,552,500
      Premier Parks(a)                                  74,700       1,568,700
      Royal Caribbean Cruises Ltd                      184,224       5,158,272
      Steiner Leisure Ltd(a)                           328,500       6,323,625

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      Vail Resorts(a)                                   45,100 $       727,238
      WMS Industries(a)                                299,800       2,960,525
================================================================================
                                                                    38,052,327
4.87  LODGING -- HOTELS
      Extended Stay America(a)                         201,600       1,512,000
      Marriott International Class A Shrs              791,500      24,932,250
================================================================================
                                                                    26,444,250
7.03  PUBLISHING
      Harcourt General                                  56,200       2,093,450
      Houghton Mifflin                                  68,000       2,885,750
      McClatchy Co Class A Shrs                         97,700       3,199,675
      McGraw-Hill Cos                                   70,000       3,185,000
      Meredith Corp                                     98,000       2,713,375
      Pearson PLC                         UK            50,000       1,739,675
      Scripps (E W) Co Class A Shrs                     54,900       2,662,650
      Times Mirror Class A Shrs                         16,000       1,487,000
      Valassis Communications(a)                       545,700      18,178,631
================================================================================
                                                                    38,145,206
0.38  REAL ESTATE INVESTMENT TRUST
      Starwood Hotels & Resorts Worldwide               79,300       2,081,625
================================================================================
1.84  RETAIL
      Tuesday Morning(a)                               406,700       5,846,313
      Wal-Mart Stores                                   34,300       1,903,650
      Wild Oats Markets(a)                             110,300       2,261,150
================================================================================
                                                                    10,011,113
9.79  SERVICES
      Catalina Marketing(a)                              8,200         830,250
      DoubleClick Inc(a)                                16,250       1,521,406
      Fairfield Communities(a)                         147,500       1,170,781
      Harte-Hanks Inc                                  427,300       9,694,369
      Omnicom Group                                    208,400      19,472,375
      True North Communications                        153,200       6,022,675
      WPP Group PLC(a)                    UK           700,400      12,313,176
      Young & Rubicam                                   44,800       2,105,600
================================================================================
                                                                    53,130,632
2.77  TEXTILE -- APPAREL MANUFACTURING
      Jones Apparel Group(a)                           323,100      10,298,812
      Polo Ralph Lauren(a)                             253,900       4,744,756
================================================================================
                                                                    15,043,568
0.28  TOBACCO
      Philip Morris                                     71,000       1,499,875
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

0.94  TOYS
      Hasbro Inc                                       213,200 $     3,517,800
      Mattel Inc                                       154,200       1,609,462
================================================================================
                                                                     5,127,262
      TOTAL COMMON STOCKS (Cost $303,385,170)                      500,429,884
================================================================================
1.29  PREFERRED STOCKS
0.24  BROADCASTING
      ProSieben Media AG, Pfd             GM            10,600       1,278,036
================================================================================
1.05  ENTERTAINMENT
      News Corp Ltd Sponsored ADR
       Representing 4 Ltd Voting Pfd Shrs AS           119,778       5,719,400
================================================================================
      TOTAL PREFERRED STOCKS (Cost $1,882,571)                       6,997,436
================================================================================
3.31  OTHER SECURITIES
3.31  TOBACCO
      Cie Financiere Richemont AG A,
        Units (Each unit consists of
        one bearer shr at 100 Swiss
        Francs par in the Company and
        one bearer participation
        certificate at no par
        issued by Richemont SA
        Luxembourg) (Cost $9,774,558)     SZ             7,077      17,982,995
================================================================================
3.21  SHORT-TERM INVESTMENTS
2.28  COMMERCIAL PAPER
2.28  FINANCIAL
      American General Finance, 6.240%, 4/3/2000
        (Cost $12,369,000)                         $12,369,000      12,369,000
================================================================================
0.93  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve Fund
        5.884% (Cost $5,024,265)                     5,024,265       5,024,265
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $17,393,265)               17,393,265
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $332,435,564)
       (Cost for Income Tax Purposes $332,802,213)             $   542,803,580
================================================================================
REAL ESTATE OPPORTUNITY FUND
96.28 COMMON STOCKS
4.19  BROADCASTING
      Spectrasite Holdings(a)                           26,250 $       743,203
================================================================================
1.43  GAMING
      Harrah's Entertainment(a)                         13,650         253,378
================================================================================
1.11  LODGING -- HOTELS
      Marriott International Class A Shrs                6,250         196,875
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

3.25  PAPER & FOREST PRODUCTS
      Champion International                             4,200 $       223,650
      Weyerhaeuser Co                                    6,200         353,400
================================================================================
                                                                       577,050
76.33 REAL ESTATE INVESTMENT TRUST
      Apartment Investment & Management Class A Shrs    18,500         706,469
      Archstone Communities Trust                       22,700         452,581
      Arden Realty                                      26,800         559,450
      Avalonbay Communities                             19,623         718,692
      Boston Properties                                 18,100         575,806
      Brandywine Realty Trust SBI                       26,400         452,100
      BRE Properties Class A Shrs                       25,900         668,544
      CarrAmerica Realty                                29,200         616,850
      CBL & Associates Properties                       17,600         359,700
      Developers Diversified Realty                     33,900         470,362
      Equity Office Properties Trust SBI                28,000         703,500
      Equity Residential Properties Trust               10,800         434,025
      Essex Property Trust                              19,800         712,800
      First Industrial Realty Trust                     20,900         569,525
      General Growth Properties                         22,500         684,844
      Health Care Property Investors                    20,000         508,750
      Kilroy Realty                                     26,700         562,369
      Liberty Property Trust SBI                        25,600         612,800
      MeriStar Hospitality                              20,100         350,494
      Post Properties                                    9,400         378,938
      ProLogis Trust SBI                                11,700         225,225
      Public Storage                                    28,100         590,100
      Simon Property Group                              30,100         722,400
      SL Green Realty                                   19,300         458,375
      Vornado Realty Trust                              13,500         452,250
================================================================================
                                                                    13,546,949
3.47  RETAIL
      Circuit City Stores-Circuit City Group             3,400         206,975
      Home Depot                                         3,100         199,950
      Target Corp                                        2,800         209,300
================================================================================
                                                                       616,225
5.05  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      American Tower Class A Shrs(a)                     4,500         222,187
      Crown Castle International(a)                     17,800         674,175
================================================================================
                                                                       896,362
1.45  TELECOMMUNICATIONS -- LONG DISTANCE
      Cable & Wireless PLC Sponsored ADR
        Representing 3 Ord Shrs                          4,600         257,600
================================================================================
      TOTAL COMMON STOCKS (Cost $16,646,878)                        17,087,642
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

3.72  SHORT-TERM  INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with
      State Street dated 3/31/2000
        due 4/3/2000 at 5.920%, repurchased at $660,326
        (Collateralized by US Treasury Inflationary Index
        Notes, due 1/15/2009 at 3.875%, value $677,094)
        (Cost $660,000)                            $   660,000 $       660,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $17,306,878)
        (Cost for Income Tax Purposes $17,956,587)             $    17,747,642
================================================================================
TECHNOLOGY FUND
99.79 COMMON STOCKS & RIGHTS
0.80  BROADCASTING
      EchoStar Communications Class A Shrs(a)          929,400 $    73,422,600
================================================================================
9.82  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                        672,800      36,247,100
      CIENA Corp(a)                                    830,700     104,772,037
      E-Tek Dynamics(a)                                439,400     103,368,850
      JDS Uniphase(a)                                  736,400      88,782,225
      Nokia Corp Sponsored ADR Representing Ord Shrs   652,200     141,690,450
      Nortel Networks                                  823,300     103,735,800
      Polycom Inc(a)                                   704,800      55,811,350
      Powerwave Technologies(a)                        499,200      62,400,000
      Scientific-Atlanta Inc                         1,511,000      95,854,063
      Telefonaktiebolaget LM Ericsson Sponsored ADR
        Representing Series B Shrs(a)                  773,100      72,526,444
      Terayon Communication Systems(a)                 201,800      41,369,000
================================================================================
                                                                   906,557,319
25.45 COMPUTER SOFTWARE & SERVICE
      Active Software(a)                               150,300       9,560,489
      Agile Software(a)                                 68,000       4,250,000
      Art Technology Group(a)                          801,800      52,668,237
      Aspect Development(a)                          1,531,000      98,558,125
      BEA Systems(a)                                 1,027,900      75,422,162
      BroadVision Inc(a)                             1,278,100      57,354,737
      Check Point Software Technologies Ltd(a)         258,600      44,236,763
      Citrix Systems(a)                              1,201,600      79,606,000
      Computer Associates International              1,023,200      60,560,650
      Edwards (J D) & Co(a)                          1,047,500      34,109,219
      Exodus Communications(a)                         316,500      44,468,250
      InfoSpace.com Inc(a)                             354,600      51,572,137

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      Inktomi Corp(a)                                  316,000 $    61,620,000
      Internet HOLDRs Trust Depositary Receipts(a)(e)  169,000      28,117,375
      Intuit Inc(a)                                  1,248,200      67,870,875
      IONA Technologies PLC Sponsored ADR
        Representing Ord Shrs(a)                       374,600      27,720,400
      i2 Technologies(a)                               542,800      66,289,450
      Keynote Systems(a)                               278,900      28,517,525
      Legato Systems(a)                              2,259,800     100,843,575
      Liberate Technologies(a)                         199,300      12,506,075
      Mercury Interactive(a)                           899,600      71,293,300
      Microsoft Corp(a)                              1,201,700     127,680,625
      MicroStrategy Inc Class A Shrs(a)                499,200      43,461,600
      National Information Consortium(a)             1,388,600      48,253,850
      NetIQ Corp(a)                                    308,900      20,638,381
      Networks Associates(a)                         2,451,900      79,073,775
      New Era of Networks(a)                           738,700      28,993,975
      Opus360 Rights(f)                                 15,325               0
      Oracle Corp(a)                                 1,669,900     130,356,569
      Peregrine Systems(a)                           1,921,600     128,867,300
      Quest Software(a)                                628,300      70,840,825
      SAP AG Sponsored ADR Representing 1/12 Ord Shr   829,000      49,532,750
      Siebel Systems(a)                                844,200     100,829,138
      SmartForce PLC Sponsored ADR
        Representing Ord Shrs(a)                     1,877,400      86,125,725
      SOFTBANK Corp                                    100,400      89,568,566
      Software.com Inc(a)                              563,000      72,556,625
      Symantec Corp(a)                                 539,800      40,552,475
      TIBCO Software(a)                                886,400      72,241,600
      Verio Inc(a)                                   1,121,700      50,546,606
      Vignette Corp(a)                                  50,100       8,028,525
      Xcelera.com Inc(a)                               158,400      25,344,000
================================================================================
                                                                 2,350,638,254
3.58  COMPUTER SYSTEMS
      Apple Computer(a)                                682,100      92,637,706
      Brocade Communications Systems(a)                649,400     116,445,537
      Dell Computer(a)                               1,984,600     107,044,362
      Pacific Century CyberWorks Ltd(a)              6,126,500      14,319,951
================================================================================
                                                                   330,447,556
1.76  COMPUTERS -- HARDWARE
      eMachines Inc(a)                                 901,100       5,406,600

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      Hewlett-Packard Co                               459,100      60,859,444
      Sun Microsystems(a)                            1,030,100 $    96,523,589
================================================================================
                                                                   162,789,633
7.08  COMPUTERS -- NETWORKING
      Cisco Systems(a)                               2,762,160     213,549,495
      Internet Capital Group(a)                        419,500      37,886,094
      Juniper Networks(a)                              297,300      78,357,131
      MarchFirst Inc(a)                              1,546,800      55,201,425
      Network Appliance(a)                           1,385,600     114,658,400
      Redback Networks(a)                              171,800      51,529,263
      Sycamore Networks(a)                             339,000      43,731,000
      3Com Corp(a)                                   1,065,100      59,246,188
================================================================================
                                                                   654,158,996
3.11  COMPUTERS -- PERIPHERALS
      Advanced Digital Information(a)                1,666,400      57,074,200
      EMC Corp(a)                                      959,100     119,887,500
      Entrust Technologies(a)                          702,400      59,758,875
      MTI Technology(a)                                621,400      16,389,425
      SanDisk Corp(a)                                  275,000      33,687,500
================================================================================
                                                                   286,797,500
4.99  ELECTRICAL EQUIPMENT
      Celestica Inc(a)                               1,644,600      87,266,588
      Flextronics International Ltd(a)               1,245,400      87,722,863
      Furukawa Electric Ltd                          2,279,000      38,329,596
      Jabil Circuit(a)                                 938,200      40,577,150
      Sanmina Corp(a)                                1,284,800      86,804,300
      SCI Systems(a)                                   926,000      49,830,375
      Solectron Corp(a)                              1,760,500      70,530,031
================================================================================
                                                                   461,060,903
21.30 ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                                 1,242,200     110,866,350
      Analog Devices(a)                              1,048,800      84,493,950
      Applied Micro Circuits(a)                      1,338,600     200,873,662
      Atmel Corp(a)                                  1,413,800      72,987,425
      Broadcom Corp Class A Shrs(a)                     67,900      16,491,212
      Conexant Systems(a)                              826,700      58,695,700
      Cypress Semiconductor(a)                       1,148,300      56,625,544
      Infineon Technologies AG ADR
        Representing Ord Shrs(a)                       725,300      41,659,419
      Intel Corp                                       768,600     101,407,162

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      LSI Logic(a)                                   1,259,200      91,449,400
      Maxim Integrated Products(a)                   1,627,800 $   115,675,537
      Microchip Technology(a)                        1,135,400      74,652,550
      Motorola Inc                                     416,820      59,344,748
      National Semiconductor(a)                      1,185,400      71,864,875
      PMC-Sierra Inc(a)                                752,400     153,254,475
      QLogic Corp(a)                                   615,000      83,332,500
      RF Micro Devices(a)                              822,500     110,523,438
      SDL Inc(a)                                       736,500     156,782,438
      Texas Instruments                                698,200     111,712,000
      Viasystems Group(a)                            1,519,500      23,552,250
      Vitesse Semiconductor(a)                         845,200      81,350,500
      Xilinx Inc(a)                                  1,077,800      89,255,313
================================================================================
                                                                 1,966,850,448
1.45  ENTERTAINMENT
      Gemstar International Group Ltd(a)             1,553,300     133,583,800
================================================================================
6.79  EQUIPMENT -- SEMICONDUCTOR
      Applied Materials(a)                           1,138,200     107,275,350
      ASM Lithography Holding NV
        New York Registered Shrs(a)                    691,100      77,230,425
      Credence Systems(a)                              669,400      83,758,675
      KLA-Tencor Corp(a)                             1,061,500      89,431,375
      Lam Research(a)                                1,853,400      83,518,837
      Novellus Systems(a)                            1,266,800      71,099,150
      Taiwan Semiconductor Manufacturing Ltd Sponsored
        ADR Representing 5 Ord Shrs (a)                844,882      48,158,274
      Teradyne Inc(a)                                  807,700      66,433,325
================================================================================
                                                                   626,905,411
0.47  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Elan Corp PLC Sponsored ADR
        Representing Ord Shrs(a)                       645,400      30,656,500
      Human Genome Sciences(a)                         153,900      12,783,319
================================================================================
                                                                    43,439,819
0.34  HEALTH CARE RELATED
      Incyte Pharmaceuticals(a)                        361,000      31,407,000
================================================================================
0.39  INVESTMENT BANK/BROKER FIRM
      B2B Internet HOLDRs Trust(a)(e)                  529,000      35,972,000
================================================================================
0.94  MANUFACTURING
      Corning Inc                                      448,100      86,931,400
================================================================================
0.83  NATURAL GAS
      Enron Corp                                     1,027,900      76,964,012
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

5.87  SERVICES
      America Online(a)                              1,469,700 $    98,837,325
      Ariba Inc(a)                                      69,100      14,485,087
      CMGI Inc(a)                                      470,200      53,279,537
      Diamond Technology Partners(a)                    68,000       4,471,000
      Proxicom Inc(a)                                  709,300      31,430,856
      Safeguard Scientifics(a)                         919,500      64,652,344
      Sapient Corp(a)                                  642,400      53,881,300
      TSI International Software Ltd(a)                725,400      60,253,538
      VeriSign Inc(a)                                  358,400      53,580,800
      VERITAS Software(a)                              817,800     107,131,800
================================================================================
                                                                   542,003,587
3.36  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Adaptive Broadband(a)                            467,800      25,027,300
      Nextel Communications Class A Shrs(a)            548,800      81,359,600
      NTT Mobile Communications Network                  2,000      82,094,282
      Proxim Inc(a)                                    420,000      50,268,750
      Telecom Italia Mobile SpA                      2,728,800      33,475,440
      Winstar Communications(a)                        634,200      38,052,000
================================================================================
                                                                   310,277,372
0.58  TELECOMMUNICATIONS -- LONG DISTANCE
      PSINet Inc(a)                                  1,575,600      53,595,019
================================================================================
0.88  TELEPHONE
      Amdocs Ltd(a)                                  1,104,720      81,404,055
================================================================================
      TOTAL COMMON STOCKS & RIGHTS (Cost $5,142,011,566)         9,215,206,684
================================================================================
0.16  PREFERRED STOCKS
0.00  BIOTECHNOLOGY -- HEALTH CARE
      Ingenex Inc, Pfd, Series B Shrs(a)(i)             51,527          31,431
================================================================================
0.16  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      Corvis Corp, Pfd, Series H Shrs(a)(i)            186,267      15,000,082
================================================================================
      TOTAL PREFERRED STOCKS (Cost $15,300,081)                     15,031,513
0.05  SHORT-TERM  INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        3/31/2000 due 4/3/2000 at 5.920%, repurchased
        at $4,531,234 (Collateralized by US Treasury
        Notes, due 1/31/2003 at 5.500%, value $4,630,178)
        (Cost $4,529,000)                          $ 4,529,000       4,529,000
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $5,161,840,647)
        (Cost for Income Tax Purposes $5,169,736,634)          $ 9,234,767,197
================================================================================
TELECOMMUNICATIONS FUND
93.64 COMMON STOCKS
3.63  BROADCASTING
      EchoStar Communications Class A Shrs(a)        1,651,600 $   130,476,400
      Grupo Televisa SA de CV Sponsored GDR
        Representing 2 Ord Participation
        Certificates(a)                   MX           243,000      16,524,000
================================================================================
                                                                   147,000,400
0.83  CABLE
      NTL Inc(a)                                       360,312      33,441,457
================================================================================
18.68 COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                    374,300      47,208,587
      Comverse Technology(a)                           522,100      98,676,900
      Copper Mountain Networks(a)                      520,300      42,632,081
      E-Tek Dynamics(a)                                107,800      25,359,950
      JDS Uniphase(a)                                  903,800     108,964,387
      Metasolv Software(a)                             222,500      13,141,406
      Metromedia Fiber Network Class A Shrs(a)         582,600      56,330,137
      Nokia Corp Sponsored ADR
        Representing Ord Shrs             FI           469,300     101,955,425
      Nortel Networks                     CA           775,900      97,763,400
      QUALCOMM Inc(a)                                  242,600      36,223,212
      Scientific-Atlanta Inc                           681,000      43,200,938
      Tekelec(a)                                       923,500      34,284,938
      Tellabs Inc                                      462,400      29,123,975
      UTStarcom Inc(a)                                 275,100      21,474,994
================================================================================
                                                                   756,340,330
14.55 COMPUTER RELATED
      AsiaInfo Holdings(a)                             225,500      13,642,750
      Cisco Systems(a)                               1,341,100     103,683,794
      EMC Corp(a)                                      671,100      83,887,500
      Equant NV New York Shrs(a)    NL                 149,300      12,699,831
      Exodus Communications(a)                         380,000      53,390,000
      Foundry Networks(a)                              106,800      15,352,500
      Infonet Services Class B Shrs(a)                 615,450      13,924,556
      Inktomi Corp(a)                                  324,000      63,180,000
      Internap Network Services(a)                     489,600      22,521,600
      Juniper Networks(a)                              215,300      56,745,006

                                                             SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      Microsoft Corp(a)                                197,700 $    21,005,625
      Phone.com Inc(a)                                 144,800      23,620,500
      Redback Networks(a)                              159,700      47,900,019
      Sycamore Networks(a)                             179,600      23,168,400
      Verio Inc(a)                                     567,500      25,572,969
      Vitria Technology(a)                              63,000       6,351,188
      World Online International NV(a) NL              115,800       2,587,391
================================================================================
                                                                   589,233,629
15.78 ELECTRONICS -- SEMICONDUCTOR
      Applied Micro Circuits(a)                        785,600     117,889,100
      Broadcom Corp Class A Shrs(a)                    203,800      49,497,925
      Conexant Systems(a)                              382,800      27,178,800
      Motorola Inc                                     533,365      75,937,842
      PMC-Sierra Inc(a)                   CA           556,500     113,352,094
      RF Micro Devices(a)                              413,800      55,604,375
      SDL Inc(a)                                       564,900     120,253,088
      Texas Instruments                                155,600      24,896,000
      Vitesse Semiconductor(a)                         562,300      54,121,375
================================================================================
                                                                   638,730,599
2.44  ENTERTAINMENT
      Gemstar International Group Ltd(a)             1,149,400      98,848,400
================================================================================
1.25  MANUFACTURING
      Corning Inc                                      261,100      50,653,400
================================================================================
0.51  RETAIL
      Tandy Corp                                       405,900      20,599,425
================================================================================
3.46  SERVICES
      America Online(a)                                300,000      20,175,000
      CMGI Inc(a)                                      356,400      40,384,575
      CSG Systems International(a)                     884,500      43,174,656
      Yahoo! Inc(a)                                    211,200      36,194,400
================================================================================
                                                                   139,928,631
10.70 TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Aether Systems(a)                                 59,600      10,817,400
      China Telecom Ltd(a)                HK         4,479,000      39,259,199
      Crown Castle International(a)                    610,500      23,122,687
      Dobson Communications(a)                         355,200       8,169,600
      Leap Wireless International(a)                   238,300      23,517,231
      Nextel Communications Class A Shrs(a)            271,350      40,227,637
      NTT Mobile Communications Network   JA             1,690      69,369,668

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      Partner Communications Ltd ADR
        Representing Ord Shrs(a)          IS           727,550 $    12,095,519
      Telecom Italia Mobile SpA           IT         2,600,200      31,897,845
      Teligent Inc Class A Shrs(a)                     146,450       9,784,691
      Vodafone AirTouch PLC               UK        17,098,534      95,061,361
      VoiceStream Wireless(a)                          309,000      39,803,063
      Winstar Communications(a)                        500,400      30,024,000
================================================================================
                                                                   433,149,901
8.02  TELECOMMUNICATIONS -- LONG DISTANCE
      Allegiance Telecom(a)                            483,100      38,949,937
      AT&T Corp                                        643,120      36,175,500
      FirstWorld Communications Class B Shrs(a)        185,400       3,777,525
      Global Crossing Ltd(a)              BD           401,021      16,416,797
      Global TeleSystems Group(a)                      888,600      18,216,300
      GT Group Telecom Class B Shrs(a)    CA           432,700       9,032,613
      ITC DeltaCom(a)                                  175,200       6,241,500
      KPNQwest NV Class C Shrs(a)         NL           428,200      23,229,850
      Nippon Telegraph & Telephone  JA                   2,600      41,320,138
      PSINet Inc                                     1,325,400      45,084,309
      Qwest Communications International(a)            730,500      35,429,250
      Sprint Corp                                      528,800      33,314,400
      Viatel Inc(a)                                    350,000      17,565,625
================================================================================
                                                                   324,753,744
13.79 TELEPHONE
      Amdocs Ltd(a)                                  1,201,000      88,498,688
      AT&T Canada Class B Depository
        Receipts(a)                       CA           918,600      56,034,600
      BellSouth Corp                                   602,400      28,312,800
      Cable & Wireless PLC                UK         1,729,300      32,498,102
      COLT Telecom Group PLC(a)           UK           271,000      12,904,940
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)        UK           236,100      46,718,288
      Covad Communications Group(a)                    253,500      18,378,750
      Hanaro Telecom Sponsored ADR
        Representing Ord Shrs(a)          KS         1,108,600      17,044,725
      Illuminet Holdings(a)(b)                         342,300      16,852,927
      Koninklijke NV(a)                   NL            68,400       7,831,327
      McLeodUSA Inc Class A Shrs(a)                    516,500      43,805,656
      Net2000 Communications(a)                        101,100       2,401,125
      NEXTLINK Communications Class A Shrs(a)          278,800      34,484,075
      RCN Corp(a)                                      546,500      29,442,687

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      SBC Communications                             1,047,586 $    43,998,612
      Tele1 Europe Holding AB(a)          SW           496,400       9,393,681
      Time Warner Telecom Class A Shrs(a)              318,100      25,288,950
      US WEST                                          610,200      44,315,775
================================================================================
                                                                   558,205,708
      TOTAL COMMON STOCKS (Cost $2,114,169,068)                  3,790,885,624
================================================================================
0.50  PREFERRED STOCKS
0.15  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      Corvis Corp, Pfd, Series H Shrs(a)(i)             74,505       5,999,888
================================================================================
0.35  TELECOMMUNICATIONS -- LONG DISTANCE
      IXC Communications,  Jr Exchangeable Pfd
        Series B Shrs(g), 12.500%                       13,626      14,171,040
================================================================================
      TOTAL PREFERRED STOCKS (Cost $21,158,813)                     20,170,928
================================================================================
0.23  FIXED INCOME SECURITIES
0.23  CORPORATE BONDS
0.23  TELECOMMUNICATIONS -- LONG DISTANCE
      Esat Telecom Group PLC
        Sr Notes, Series B, 11.875%,
        12/1/2008                         IE       $ 2,500,000       2,912,500
        Sr Step-up Notes, Zero Coupon,
        (h) 2/1/2007                      IE       $ 7,154,000       6,438,600
================================================================================
      TOTAL FIXED INCOME SECURITIES (Cost $9,490,080)                9,351,100
================================================================================
5.63  SHORT-TERM INVESTMENTS
1.48  COMMERCIAL PAPER
0.74  CONSUMER FINANCE
      General Motors Acceptance, 6.250%, 4/3/2000  $30,000,000      30,000,000
================================================================================
0.74  FINANCIAL
      Wells Fargo & Co, 6.080%, 4/3/2000           $30,000,000      29,989,860
================================================================================
      TOTAL COMMERCIAL PAPER (Cost $59,989,860)                     59,989,860
================================================================================
3.96  Investment Companies
      INVESCO Treasurer's Series Money Market Reserve Fund
        5.884% (Cost $160,490,475)                 160,490,475     160,490,475
================================================================================
0.19  Repurchase Agreements
      Repurchase  Agreement with State Street date
        3/31/2000 due 4/3/2000 at 5.920%,
        repurchased at $7,526,711 (Collateralized
        by US Treasury Inflationary Index Notes,
        due 1/15/2009 at 3.875%,  value $7,673,737)
        (Cost $7,523,000)                          $ 7,523,000       7,523,000
================================================================================
      TOTAL SHORT TERM INVESTMENTS (Cost $228,003,335)             228,003,335
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $2,372,821,296)
        (Cost for Income Tax Purposes $2,373,412,075)          $ 4,048,410,987
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

UTILITIES FUND
90.96 COMMON STOCKS
0.54  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Lucent Technologies                               22,800 $     1,385,100
================================================================================
0.50  COMPUTER RELATED
      Infonet Services Class B Shrs(a)                  57,700       1,305,462
================================================================================
20.60 TELECOMMUNICATIONS
      AT&T Corp                                         60,600       3,408,750
      Crown Castle International(a)                    147,400       5,582,775
      GTE Corp                                          81,800       5,807,800
      ITC DeltaCom(a)                                   16,000         570,000
      MCI WorldCom(a)                                   96,735       4,383,305
      Nextel Communications Class A Shrs(a)             41,900       6,211,675
      Qwest Communications International(a)            117,102       5,679,447
      Sprint Corp                                      152,000       9,576,000
      Vodafone Airtouch PLC               UK         2,211,172      12,293,277
================================================================================
                                                                    53,513,029
69.32 UTILITIES
22.24 ELECTRIC
      AES Corp(a)                                       61,400       4,835,250
      Alliant Energy                                   165,146       5,026,631
      Calpine Corp(a)                                   69,700       6,551,800
      Consolidated Edison                               67,000       1,943,000
      Constellation Energy Group                        84,200       2,683,875
      Duke Energy                                       70,809       3,717,472
      FPL Group                                         29,600       1,363,450
      GPU Inc                                           33,700         922,537
      Montana Power                                    166,600      10,662,400
      PG&E Corp                                         55,800       1,171,800
      Pinnacle West Capital                             58,700       1,654,606
      Reliant Energy                                    96,600       2,264,063
      SCANA Corp                                       181,100       4,448,269
      Scottish Power PLC Sponsord ADR
        Representing 4 Ord Shrs           UK           117,710       3,729,936
      Texas Utilities                                  100,400       2,980,625
      Unicom Corp                                      104,600       3,817,900
================================================================================
                                                                    57,773,614
7.13  NATURAL GAS
      Coastal Corp                                      94,000       4,324,000
      Columbia Energy Group                             39,000       2,310,750
      Enron Corp                                        84,000       6,289,500

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%     DESCRIPTION                     NON US            AMOUNT           VALUE

      ONEOK Inc                                         51,000 $     1,275,000
      Williams Cos                                      98,000       4,305,875
================================================================================
                                                                    18,505,125
39.95 TELEPHONE
      ALLTEL Corp                                       87,000       5,486,437
      Amdocs Ltd(a)                                    124,500       9,174,094
      AT&T Canada Class B Shrs
        Depository Receipts(a)            CA           394,000      24,034,000
      BellSouth Corp                                   161,800       7,604,600
      Cable & Wireless PLC                UK           120,000       2,255,116
      Citizens Utilities Class B Shrs(a)               303,800       4,974,725
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)        UK            64,700      12,802,513
      Koninklijke NV(a)                   NL             4,300         492,320
      McLeodUSA Inc Class A Shrs(a)                    122,700      10,406,494
      SBC Communications                               229,112       9,622,704
      Telefonica SA Sponsored ADR
        Representing 3 Ord Shrs(a)        SP           125,025       9,329,991
      Time Warner Telecom Class A Shrs(a)               14,800       1,176,600
      US WEST                                           88,300       6,412,788
================================================================================
                                                                   103,772,382
        TOTAL UTILITIES                                            180,051,121
================================================================================
      TOTAL COMMON STOCKS (Cost $126,266,337)                      236,254,712
================================================================================
9.04  SHORT-TERM INVESTMENTS
4.77  COMMERCIAL PAPER
4.77  FINANCIAL
      American General Finance, 6.240%, 4/3/2000
        (Cost $12,390,000)                         $12,390,000      12,390,000
================================================================================
3.89  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve Fund
        5.884% (Cost $10,093,535)                   10,093,535      10,093,535
================================================================================
0.38  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 3/31/2000 due 4/3/2000 at 5.920%,
        repurchased at $1,000,493 (Collateralized
        by  US  Treasury Inflationary Index Notes,
        due 1/15/2009 at 3.875%,  value  $1,020,611)
        (Cost $1,000,000)                          $ 1,000,000       1,000,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $23,483,535)               23,483,535
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $149,749,872)
        (Cost for Income Tax Purposes $149,750,549)            $   259,738,247
================================================================================

(a) Security is non-income producing.
(b) Security is an affiliated company (See Notes).
(c) Represents troy ounces.
(d) Rate is subject to change.  Rate shown reflects current rate.
(e) HOLDRs -- Holding Company Depository  Receipts.
(f) Security has no market value at March 31, 2000.
(g) Security is a payment-in-kind (PIK) security. PIK securities may make interest payments in additional securities.
(h)Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.
(i) The following are restricted securities at March 31, 2000:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                      VALUE AS
                                        ACQUISITION  ACQUISITION           %OF
DESCRIPTION                                 DATE(S)         COST    NET ASSETS
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Amylin Pharmaceuticals                    2/24/00  $ 3,540,000          0.22 %
Ecogen Technologies I                   11/18/92-
                                          1/28/94    1,140,000            0.00
Ingenex Inc, Pfd, Series B Shrs           9/27/94      600,000            0.00
Janus Biomedical, Conv Pfd, Series A Shrs  3/2/94    1,000,000            0.00
MedClone Trust                            9/30/97      101,310            0.00
MedClone Trust, Conv Pfd, Series G Shrs  10/21/93    1,000,001            0.00
Mediconsult.com Inc                      12/31/99      897,145            0.12
Mediconsult.com Inc
  Bridge Notes, 12.000%, 10/31/2000       6/10/98      292,070            0.02
  Escrowed Shrs                          12/31/99       66,455            0.01
NPS Pharmaceuticals                        3/9/00    7,160,400            0.50
Osiris Therapeutics, Conv Pfd,
  Series C Shrs                           5/26/94    1,300,000            0.08
Pharmacopiea Inc                           3/7/00   17,136,000            0.74
Targeted Genetics                          3/1/00    3,416,000            0.19
Titan Pharmaceuticals                      3/1/00    6,463,575            0.32
Xenometrix Inc                             1/7/94    1,163,691            0.02
================================================================================
                                                                          2.22 %
================================================================================

TECHNOLOGY FUND
Corvis Corp, Pfd, Series H Shrs          12/16/99  $15,000,082            0.16 %
Ingenex Inc, Pfd, Series B Shrs           9/27/94      300,000            0.00
================================================================================
                                                                          0.16 %
================================================================================
TELECOMMUNICATIONS FUND
Corvis Corp, Pfd, Series H Shrs          12/16/99  $ 5,999,888            0.15 %

SUMMARY OF INVESTMENTS BY COUNTRY

                                                          % OF
                                     COUNTRY        INVESTMENT
COUNTRY                                 CODE        SECURITIES           VALUE
--------------------------------------------------------------------------------
GOLD FUND
Canada                                    CA             55.05% $   40,441,479
France                                    FR              0.66         482,160
South Africa                              SF              5.65       4,153,750
United States                             US             38.64      28,386,788
================================================================================
                                                        100.00% $   73,464,177
================================================================================

LEISURE FUND
Australia                                 AS              1.05% $    5,719,400
Canada                                    CA              1.71       9,257,750
Germany                                   GM              0.23       1,278,036
Hong Kong                                 HK              0.51       2,748,122
Netherlands                               NL              2.45      13,275,208
South Africa                              SF              0.81       4,408,588
Switzerland                               SZ              3.31      17,982,995
United Kingdom                            UK              2.93      15,913,777
United States                             US             87.00     472,219,704
================================================================================
                                                        100.00% $  542,803,580
================================================================================

TELECOMMUNICATIONS FUND
Bermuda                                   BD              0.41% $   16,416,797
Canada                                    CA              6.82     276,182,707
Finland                                   FI              2.52     101,955,425
Hong Kong                                 HK              0.97      39,259,199
Ireland                                   IE              0.23       9,351,100
Israel                                    IS              0.30      12,095,519
Italy                                     IT              0.79      31,897,845
Japan                                     JA              2.73     110,689,806
Republic of South Korea                   KS              0.42      17,044,725
Mexico                                    MX              0.41      16,524,000
Netherlands                               NL              1.15      46,348,399
Sweden                                    SW              0.23       9,393,681
United Kingdom                            UK              4.62     187,182,691
United States                             US             78.40   3,174,069,093
================================================================================
                                                        100.00% $4,048,410,987
================================================================================
UTILITIES FUND
Canada                                    CA              9.25% $   24,034,000
Netherlands                               NL              0.19         492,320
Spain                                     SP              3.59       9,329,991
United Kingdom                            UK             11.97      31,080,842
United States                             US             75.00     194,801,094
================================================================================
                                                        100.00% $  259,738,247
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO SECTOR FUNDS, INC.
MARCH 31, 2000


                                                                                                                  FINANCIAL
                                                                                                ENERGY             SERVICES
                                                                                                  FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
Investment Securities:
  At Cost(a)                                                                            $  183,994,578      $   889,262,502
=============================================================================================================================
  At Value(a)                                                                           $  235,651,144      $ 1,109,247,326
Cash                                                                                            55,985                1,367
Foreign Currency (Cost $0 and $710,663, respectively)                                                0              713,347
Receivables:
  Investment Securities Sold                                                                   627,314           10,168,840
  Fund Shares Sold                                                                           4,353,466           19,522,591
  Dividends and Interest                                                                        90,944            1,238,331
Prepaid Expenses and Other Assets                                                               58,166               60,953
=============================================================================================================================
TOTAL ASSETS                                                                               240,837,019        1,140,952,755
=============================================================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                                                      0               32,155
  Investment Securities Purchased                                                           11,817,584            5,218,384
  Fund Shares Repurchased                                                                    7,525,584            1,962,452
Accrued Distribution Expenses - Investor Class                                                  38,270              207,094
Accrued Distribution Expenses - Class C                                                             4                    39
Accrued Expenses and Other Payables                                                              7,826               44,330
=============================================================================================================================
TOTAL LIABILITIES                                                                           19,389,268            7,464,454
=============================================================================================================================
NET ASSETS AT VALUE                                                                     $  221,447,751      $ 1,133,488,301
=============================================================================================================================
NET ASSETS
Paid-in Capital(b)                                                                      $  189,833,784      $   896,102,701
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Loss                                                                         (16,462)             (65,712)
Accumulated Undistributed Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency Transactions                                            (20,026,137)           17,460,315
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                                             51,656,566          219,990,997
=============================================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding                                   $  221,447,751      $ 1,133,488,301
=============================================================================================================================
Net Assets at Value:
  Investor Class                                                                        $  221,431,872      $ 1,133,350,196
=============================================================================================================================
  Class C                                                                               $       15,879      $       138,105
=============================================================================================================================
Shares Outstanding
  Investor Class                                                                            12,723,721           41,773,557
  Class C                                                                                          913                5,104
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                                                        $        17.40      $         27.13
  Class C                                                                               $        17.39      $         27.06
=============================================================================================================================

(a) Investment securities at cost and value at March 31, 2000 include repurchase agreements of $15,708,000 and $4,062,000 for Energy and Financial Services Funds, respectively.
(b) The Fund has three billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Energy Fund and 200 million to Financial Services Fund: 100 million to each Investor Class and 100 million to each Class C.

See Notes to  Financial Statements

INVESCO SECTOR FUNDS, INC.
MARCH 31, 2000

                                                                        HEALTH
                                                          GOLD        SCIENCES
                                                          FUND            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                                 $   87,901,263 $ 1,282,642,088
================================================================================
  At Value(a)(b)                                $   73,464,177 $ 1,523,018,684
Cash                                                         0           9,836
Receivables:
  Investment Securities Sold                         5,524,431     142,235,212
  Fund Shares Sold                                   2,974,360      11,802,780
  Dividends and Interest                               136,388         758,496
Prepaid Expenses and Other Assets                       47,224         151,802
================================================================================
TOTAL ASSETS                                        82,146,580   1,677,976,810
================================================================================
LIABILITIES
Payables:
  Custodian                                            342,892               0
  Investment Securities Purchased                            0      52,386,696
  Fund Shares Repurchased                              276,541       2,031,577
Accrued Distribution Expenses - Investor Class          17,879         412,392
Accrued Distribution Expenses - Class C                      1             236
Accrued Expenses and Other Payables                     38,234          52,546
================================================================================
TOTAL LIABILITIES                                      675,547      54,883,447
================================================================================
NET ASSETS AT VALUE                             $   81,471,033 $ 1,623,093,363
================================================================================
NET ASSETS
Paid-in Capital(c)                              $  291,433,408 $ 1,302,394,510
Accumulated Undistributed (Distributions
  in Excess of) Net Investment Loss                (1,039,958)     (4,006,163)
Accumulated Undistributed Net Realized Gain (Loss)
  on Investment Securities and Foreign
  Currency Transactions                          (194,485,330)      84,338,104
Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions    (14,437,087)     240,366,912
================================================================================
Net Assets at Value, Applicable to Shares Outstanding
                                                $   81,471,033 $ 1,623,093,363
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                $   81,470,121 $ 1,622,623,778
================================================================================
  Class C                                       $          912 $       469,585
================================================================================
Shares Outstanding
  Investor Class                                    50,995,719      29,226,181
  Class C                                                  572           8,461
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                $         1.60 $         55.52
  Class C                                       $         1.60 $         55.50

(a)Investment securities at cost and value at March 31, 2000 include repurchase agreements of $2,928,000 and $11,100,000 for Gold and Health Sciences Funds, respectively.
(b)Investment securities at March 31, 2000 include gold bullion cost of $9,475,205 and value of $9,342,851 for Gold Fund.
(c)The Fund has three billion authorized shares of common stock, par value $0.01 per share. Of such shares, 400 million have been allocated to Gold Fund and 200 million to Health Sciences Fund: 200 million to Gold Fund - Investor Class and 200 million to Gold Fund - Class C; and 100 million to Health Sciences Fund - Investor Class and 100 million to Health Sciences Fund - Class C.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
MARCH 31, 2000
                                                                   REAL ESTATE
                                                       LEISURE     OPPORTUNITY
                                                          FUND            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                     $ 332,435,564 $    17,306,878
================================================================================
  At Value(a)                                    $ 542,803,580 $    17,747,642
Cash                                                         0       1,404,760
Receivables:
  Investment Securities Sold                         4,070,187               0
  Fund Shares Sold                                   3,456,006       1,628,718
  Dividends and Interest                               364,196         129,597
Prepaid Expenses and Other Assets                       60,932          22,097
================================================================================
TOTAL ASSETS                                       550,754,901      20,932,814
================================================================================
LIABILITIES
Payables:
  Custodian                                             29,842               0
  Distributions to Shareholders                              0          10,572
  Investment Securities Purchased                      439,038         595,567
  Fund Shares Repurchased                              555,257         130,902
Accrued Distribution Expenses - Investor Class         112,910           3,910
Accrued Distribution Expenses - Class C                     27              29
Accrued Expenses and Other Payables                     10,522           3,432
================================================================================
TOTAL LIABILITIES                                    1,147,596         744,412
================================================================================
NET ASSETS AT VALUE                              $ 549,607,305 $    20,188,402
================================================================================
NET ASSETS
Paid-in Capital(b)                               $ 285,821,924 $    28,926,716
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Income (Loss)                        (25,987)           4,749
Accumulated Undistributed Net Realized Gain (Loss)
  on Investment Securities and Foreign
  Currency Transactions                             53,443,532     (9,183,827)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                    210,367,836         440,764
================================================================================
Net Assets at Value, Applicable to Shares Outstanding
                                                 $ 549,607,305 $    20,188,402
================================================================================
NET ASSETS AT VALUE:
================================================================================
  Investor Class                                 $ 549,523,415 $    20,045,583
================================================================================
  Class C                                        $      83,890 $      142,819
================================================================================
Shares Outstanding
  Investor Class                                    11,662,850       3,024,946
  Class C                                                1,781          21,585
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                 $       47.12 $          6.63
  Class C                                                47.09 $          6.62
================================================================================

(a)Investment securities at cost and value at March 31, 2000 includes a repurchase agreement of $660,000 for Real Estate Opportunity Fund.
(b)The Fund has three billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Leisure Fund and 200 million to Real Estate Opportunity Fund: 100 million to each Investor Class and 100 million to each Class C.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
MARCH 31, 2000

                                                                   TECHNOLOGY   TELECOMMUNICATIONS
                                                                         FUND                 FUND
----------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                  $     5,161,840      $ 2,372,821,296
====================================================================================================
  At Value(a)                                                 $ 9,234,767,197      $ 4,048,410,987
Receivables:
  Investment Securities Sold                                      161,018,633           44,320,000
  Fund Shares Sold                                                162,131,451           67,655,248
  Dividends and Interest                                            1,880,369              760,006
Prepaid Expenses and Other Assets                                     570,695              380,623
====================================================================================================
TOTAL ASSETS                                                    9,560,368,345        4,161,526,864
====================================================================================================
LIABILITIES
Payables:
  Custodian                                                             1,455               62,629
  Investment Securities Purchased                                  44,178,246           20,766,158
  Fund Shares Repurchased                                          24,363,776           11,368,070
Accrued Distribution Expenses - Investor Class                      1,147,054              877,189
Accrued Distribution Expenses - Class C                                 1,729                1,152
Accrued Expenses and Other Payables                                    99,426               31,578
====================================================================================================
TOTAL LIABILITIES                                                  69,791,686           33,106,776
====================================================================================================
NET ASSETS AT VALUE                                           $ 9,490,576,659      $ 4,128,420,088
====================================================================================================
NET ASSETS
Paid-in Capital(b)                                            $ 5,164,137,129      $ 2,358,881,819
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Loss                                                (91,573)             (20,724)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions         253,601,619           93,967,766
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                         4,072,929,484        1,675,591,227
====================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding         $ 9,490,576,659      $ 4,128,420,088
====================================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                         $ 4,453,520,224                  --
====================================================================================================
  Investor Class                                              $ 5,034,086,538      $ 4,125,890,358
====================================================================================================
  Class C                                                     $     2,969,897      $     2,529,730
====================================================================================================
Shares Outstanding
  Institutional Class                                              43,427,817                   --
  Investor Class                                                   49,390,319           64,050,375
  Class C                                                              29,160               39,298
NET ASSET VALUE, Offering and Redemption Price per Share
  Institutional Class                                         $        102.55                   --
  Investor Class                                              $        101.92      $         64.42
  Class C                                                     $        101.85      $         64.37
====================================================================================================

(a) Investment securities at cost and value at March 31, 2000 include repurchase agreements of $4,529,000 and $7,523,000 for Technology and Telecommunications Funds, respectively.
(b) The Fund has three billion authorized shares of common stock, par value $0.01 per share. Of such shares, 300 million have been allocated to Technology Fund and 400 million to Telecommunications Fund: 100 million to Technology Fund - Investor Class, 100 million to Technology Fund - Institutional Class and 100 million to Technology Fund Class C; and 200 million to Telecommunications Fund - Investor Class and 200 million to Telecommunications Fund - Class C.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
MARCH 31, 2000
                                                                     UTILITIES
                                                                          FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                   $   149,749,872
================================================================================
  At Value(a)                                                  $   259,738,247
Receivables:
  Fund Shares Sold                                                   1,325,824
  Dividends and Interest                                               294,057
Prepaid Expenses and Other Assets                                       45,088
================================================================================
TOTAL ASSETS                                                       261,403,216
================================================================================
LIABILITIES
Payables:
  Custodian                                                                570
  Distributions to Shareholders                                          4,470
  Fund Shares Repurchased                                              534,434
Accrued Distribution Expenses - Investor Class                          54,963
Accrued Distribution Expenses - Class C                                    163
Accrued Expenses and Other Payables                                      7,292
================================================================================
TOTAL LIABILITIES                                                      601,892
================================================================================
NET ASSETS AT VALUE                                            $   260,801,324
================================================================================
NET ASSETS
Paid-in Capital(b)                                             $   142,555,878
Accumulated Undistributed Net Investment Loss                         (14,678)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions            8,271,749
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                            109,988,375
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding          $   260,801,324
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                               $   260,553,704
================================================================================
  Class C                                                      $       247,620
================================================================================
Shares Outstanding
  Investor Class                                                    12,759,750
  Class C                                                               12,138
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                               $         20.42
  Class C                                                      $         20.40
================================================================================
(a)Investment securities at cost and value at March 31, 2000 includes a repurchase agreement of $1,000,000.
(b)The Fund has three billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Utilities
   Fund: 100 million to Investor Class and 100 million to Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

ENERGY FUND

                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                      MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                                          2000            1999
                                                      (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                        $     848,487 $     2,395,544
Interest                                               124,823         276,249
  Foreign Taxes Withheld                               (6,249)        (13,193)
================================================================================
  TOTAL INCOME                                         967,061       2,658,600
================================================================================
EXPENSES
Investment Advisory Fees                               539,874       1,236,589
Distribution Expenses
  Investor Class                                       179,957         425,204
  Class C                                                    4              --
Transfer Agent Fees                                    295,831         773,666
Administrative Fees                                     36,559          64,206
Custodian Fees and Expenses                             10,288          27,483
Directors' Fees and Expenses                             8,601          16,372
Interest Expense                                        48,048          14,939
Professional Fees and Expenses                          12,614          17,534
Registration Fees and Expenses - Investor Class         17,727          37,767

Reports to Shareholders                                 19,868         156,122
Other Expenses                                           2,136           5,656
================================================================================
  TOTAL EXPENSES                                     1,171,507       2,775,538
  Fees and Expenses Paid Indirectly                   (10,288)        (33,949)
================================================================================
    NET EXPENSES                                     1,161,219       2,741,589
================================================================================
NET INVESTMENT LOSS                                  (194,158)        (82,989)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                              8,756,728       6,819,439
  Foreign Currency Transactions                              0        (15,203)
================================================================================
    Total Net Realized Gain                         8,756,728       6,804,236
================================================================================
Change in Net Appreciation of
  Investment Securities                             32,665,684      18,193,660
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                     41,422,412      24,997,896
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS       $  41,228,254 $    24,914,907
================================================================================

See Notes to Financial Statements

FINANCIAL SERVICES FUND

                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                      MARCH 31      OCTOBER 31
                                                          2000            1999
                                                      (Note 1)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                        $   5,367,276 $    16,987,514
Interest                                             1,497,683       3,376,617
  Foreign Taxes Withheld                              (17,190)       (221,224)
================================================================================
  TOTAL INCOME                                       6,847,769      20,142,907
================================================================================
EXPENSES
Investment Advisory Fees                             2,859,568       8,448,427
Distribution Expenses
  Investor Class                                     1,101,582       3,362,922
  Class C                                                   41              --
Transfer Agent Fees                                  1,354,867       3,485,376
Administrative Fees                                    202,453         383,458
Custodian Fees and Expenses                             41,033         219,546
Directors' Fees and Expenses                            34,078          69,446
Interest Expense                                         1,994          20,027
Professional Fees and Expenses                          23,829          52,036
Registration Fees and Expenses - Investor Class         48,464         169,936

Reports to Shareholders                                 92,872         698,482
Other Expenses                                          11,904          47,775
================================================================================
  TOTAL EXPENSES                                     5,772,685      16,957,431
  Fees and Expenses Paid Indirectly                   (41,659)       (228,582)
================================================================================
     NET EXPENSES                                    5,731,026      16,728,849
================================================================================
NET INVESTMENT INCOME                                1,116,743       3,414,058
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                             18,636,726     110,696,938
  Foreign Currency Transactions                       (18,979)     (3,992,343)
================================================================================
     Total Net Realized Gain                        18,617,747     106,704,595
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                           (24,507,839)      66,360,947
  Foreign Currency Transactions                       (55,495)     (3,286,753)
================================================================================
     Total Net Appreciation (Depreciation)        (24,563,334)      63,074,194
================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                    (5,945,587)     169,778,789
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                $ (4,828,844) $   173,192,847
================================================================================

See Notes to Financial Statements

GOLD FUND

                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                      MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                                          2000            1999
                                                      (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                        $     408,876 $       361,271
Interest                                                98,946         213,834
  Foreign Taxes Withheld                              (20,731)        (36,714)
================================================================================
  TOTAL INCOME                                         487,091         538,391
================================================================================
EXPENSES
Investment Advisory Fees                               282,724         767,252
Distribution Expenses
  Investor Class                                        95,891         269,862
  Class C                                                    1              --
Transfer Agent Fees                                    309,209         840,794
Administrative Fees                                     21,130          39,652
Custodian Fees and Expenses                             13,274          48,675
Directors' Fees and Expenses                             6,549          13,994
Interest Expense                                        10,927          31,584
Professional Fees and Expenses                          13,837          18,231
Registration Fees and Expenses - Investor Class         15,641          41,086

Reports to Shareholders                                 22,910         172,286
Other Expenses                                           1,241           9,306
================================================================================
  TOTAL EXPENSES                                       793,334       2,252,722
  Fees and Expenses Paid Indirectly                   (17,071)        (75,289)
================================================================================
     NET EXPENSES                                      776,263       2,177,433
================================================================================
NET INVESTMENT LOSS                                  (289,172)     (1,639,042)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                           (25,229,904)    (30,067,989)
  Foreign Currency Transactions                    (2,709,338)     (1,952,631)
================================================================================
    Total Net Realized Loss                       (27,939,242)    (32,020,620)
================================================================================
Change in Net Appreciation of:
  Investment Securities                             11,139,812      23,489,415
  Foreign Currency Transactions                      3,292,986       4,620,706
================================================================================
    Total Net Appreciation                          14,432,798      28,110,121
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                   (13,506,444)     (3,910,499)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS       $(13,795,616) $   (5,549,541)
================================================================================

See Notes to Financial Statements

HEALTH SCIENCES FUND

                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                      MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                                          2000            1999
                                                      (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                        $   3,707,092 $    12,902,180
Interest                                             3,149,913       7,299,828
  Foreign Taxes Withheld                              (17,783)       (249,185)
================================================================================
  TOTAL INCOME                                       6,839,222      19,952,823
================================================================================
EXPENSES
Investment Advisory Fees                             4,323,543       9,661,782
Distribution Expenses
  Investor Class                                     1,770,501       3,914,446
  Class C                                                  242              --
Transfer Agent Fees                                  1,692,385       3,728,045
Administrative Fees                                    322,868         465,978
Custodian Fees and Expenses                             77,890         209,313
Directors' Fees and Expenses                            41,298          71,913
Interest Expense                                         1,969          12,030
Professional Fees and Expenses                          26,617          63,253
Registration Fees and Expenses - Investor Class         64,861         129,416

Reports to Shareholders                                127,439         808,800
Other Expenses                                          15,202          46,368
================================================================================
  TOTAL EXPENSES                                     8,464,815      19,111,344
  Fees and Expenses Paid Indirectly                   (79,484)       (206,287)
================================================================================
     NET EXPENSES                                    8,385,331      18,905,057
================================================================================
NET INVESTMENT INCOME (LOSS)                       (1,546,109)       1,047,766
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                             95,070,616     161,920,608
  Foreign Currency Transactions                      2,073,241     (6,379,464)
     Total Net Realized Gain                        97,143,857     155,541,144
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                           (10,947,447)    (56,836,634)
  Foreign Currency Transactions                    (1,416,961)       6,369,060
================================================================================
    Total Net Depreciation                        (12,364,408)    (50,467,574)
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                     84,779,449     105,073,570
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS       $  83,233,340 $   106,121,336
================================================================================

See Notes to Financial Statements

LEISURE FUND

                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                      MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                                          2000            1999
                                                      (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                        $     968,962 $     1,773,834
Interest                                               400,730         791,997
  Foreign Taxes Withheld                              (11,053)        (40,664)
================================================================================
  TOTAL INCOME                                       1,358,639       2,525,167
================================================================================
EXPENSES
Investment Advisory Fees                             1,565,828       2,538,217
Distribution Expenses
  Investor Class                                       546,328         853,746
  Class C                                                   30              --
Transfer Agent Fees                                    474,516         958,999
Administrative Fees                                    102,507         117,284
Custodian Fees and Expenses                             44,657          94,630
Directors' Fees and Expenses                            13,684          20,276
Interest Expense                                         1,167               0
Professional Fees and Expenses                          18,463          24,394
Registration Fees and Expenses - Investor Class         25,163          47,447

Reports to Shareholders                                 40,086         243,782
Other Expenses                                           4,339           9,693
================================================================================
  TOTAL EXPENSES                                     2,836,768       4,908,468
  Fees and Expenses Paid Indirectly                   (38,809)        (63,162)
================================================================================
     NET EXPENSES                                    2,797,959       4,845,306
================================================================================
NET INVESTMENT LOSS                                (1,439,320)     (2,320,139)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                             56,165,532      36,753,141
  Foreign Currency Transactions                      (516,282)       (125,352)
================================================================================
    Total Net Realized Gain                         55,649,250      36,627,789
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                             24,609,315     124,880,602
  Foreign Currency Transactions                    (1,403,003)     (2,284,298)
================================================================================
    Total Net Appreciation                          23,206,312     122,596,304
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                     78,855,562     159,224,093
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS       $  77,416,242 $   156,903,954
================================================================================

See Notes to Financial Statements

REAL ESTATE OPPORTUNITY FUND

                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                      MARCH 31         JULY 31
--------------------------------------------------------------------------------
                                                          2000            1999
                                                      (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                        $     773,868 $     1,050,159
Interest                                                55,534         110,326
  Foreign Taxes Withheld                               (1,575)           (392)
================================================================================
  TOTAL INCOME                                         827,827       1,160,093
================================================================================
EXPENSES
Investment Advisory Fees                                90,106         157,568
Distribution Expenses
  Investor Class                                        30,028          52,522
  Class C                                                   29              --
Transfer Agent Fees                                    113,003         219,575
Administrative Fees                                     12,073          14,814
Custodian Fees and Expenses                              6,486          16,043
Directors' Fees and Expenses                             6,300           9,479
Interest Expense                                         2,699               0
Professional Fees and Expenses                          17,944          19,233
Registration Fees and Expenses - Investor Class         26,955          34,587

Reports to Shareholders                                 23,626          52,780
Other Expenses                                             743           1,683
================================================================================
  TOTAL EXPENSES                                       329,992         578,284
  Fees and Expenses Absorbed by Investment Adviser   (167,375)       (296,226)
  Fees and Expenses Paid Indirectly                    (5,256)         (9,164)
================================================================================
     NET EXPENSES                                      157,361         272,894
================================================================================
NET INVESTMENT INCOME                                  670,466         887,199
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                            (1,571,098)     (7,221,719)
  Foreign Currency Transactions                              0           7,103
================================================================================
    Total Net Realized Loss                        (1,571,098)     (7,214,616)
================================================================================
Change in Net Appreciation of:
  Investment Securities                              1,039,189       3,441,428
  Foreign Currency Transactions                              0          27,723
================================================================================
    Total Net Appreciation                           1,039,189       3,469,151
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                      (531,909)     (3,745,465)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                $     138,557 $   (2,858,266)
================================================================================

See Notes to Financial Statements

TECHNOLOGY FUND

                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                      MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                                          2000            1999
                                                      (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                      $     1,228,414 $     1,618,524
Dividends from Affiliated Investment Companies       1,767,087              --
Interest                                             8,143,874       5,299,607
  Foreign Taxes Withheld                              (92,224)        (84,619)
================================================================================
  TOTAL INCOME                                      11,047,151       6,833,512
================================================================================
EXPENSES
Investment Advisory Fees                            12,874,575      10,576,104
Distribution Expenses
  Investor Class                                     3,869,367       3,489,968
  Class C                                                1,897              --
Transfer Agent Fees                                  2,178,146       3,515,997
Administrative Fees                                  1,239,130         579,399
Custodian Fees and Expenses                            215,712         191,395
Directors' Fees and Expenses                            75,751          68,870
Professional Fees and Expenses                          55,638          57,533
Registration Fees and Expenses
  Institutional Class                                   27,968          35,071
  Investor Class                                        57,238         101,032
Reports to Shareholders                                119,464         690,583
Other Expenses                                          28,222          45,143
================================================================================
  TOTAL EXPENSES                                    20,743,108      19,351,095
  Fees and Expenses Paid Indirectly                  (187,276)       (130,878)
================================================================================
    NET EXPENSES                                   20,555,832      19,220,217
================================================================================
NET INVESTMENT LOSS                                (9,508,681)    (12,386,705)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain on:
  Investment Securities                            272,767,421     341,709,239
  Foreign Currency Transactions                              0          43,030
================================================================================
    Total Net Realized Gain                        272,767,421     341,752,269
================================================================================
Change in Net Appreciation of:
  Investment Securities                          2,968,698,936     928,039,143
  Foreign Currency Transactions                      3,828,354       2,433,196
================================================================================
    Total Net Appreciation                       2,972,527,290     930,472,339
================================================================================
NET GAIN ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS              3,245,294,711   1,272,224,608
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS     $ 3,235,786,030 $ 1,259,837,903
================================================================================

See Notes to Financial Statements

TELECOMMUNICATIONS FUND

                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                      MARCH 31         JULY 31
--------------------------------------------------------------------------------
                                                          2000            1999
                                                      (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                      $     2,332,766 $     1,694,795
Dividends from Affiliated Investment Companies       1,440,475              --
Interest                                             5,674,193       2,013,945
  Foreign Taxes Withheld                              (88,068)        (62,432)
================================================================================
  TOTAL INCOME                                       9,359,366       3,646,308
================================================================================
EXPENSES
Investment Advisory Fees                             7,284,136       3,079,599
Distribution Expenses
  Investor Class                                     3,496,052       1,233,307
  Class C                                                1,223              --
Transfer Agent Fees                                  1,967,242       1,211,700
Administrative Fees                                    636,011         145,056
Custodian Fees and Expenses                            190,032          72,543
Directors' Fees and Expenses                            41,376          21,879
Professional Fees and Expenses                          51,352          37,762
Registration Fees and Expenses - Investor Class        139,896          98,193

Reports to Shareholders                                292,546         224,344
Other Expenses                                          21,814          18,954
================================================================================
  TOTAL EXPENSES                                    14,121,680       6,143,337
  Fees and Expenses Paid Indirectly                  (168,284)        (48,993)
================================================================================
     NET EXPENSES                                   13,953,396       6,094,344
================================================================================
NET INVESTMENT LOSS                                (4,594,030)     (2,448,036)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                            103,120,414       2,869,599
  Foreign Currency Transactions                        101,480     (1,168,817)
================================================================================
     Total Net Realized Gain                       103,221,894       1,700,782
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                          1,387,380,211     245,426,818
  Foreign Currency Transactions                        471,412       (102,416)
================================================================================
     Total Net Appreciation                      1,387,851,623     245,324,402
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                  1,491,073,517     247,025,184
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS     $ 1,486,479,487 $   244,577,148
================================================================================

See Notes to Financial Statements

UTILITIES FUND

                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                      MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                                          2000            1999
                                                      (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                      $     1,417,390 $     3,937,315
Interest                                               251,597         590,694
  Foreign Taxes Withheld                               (2,594)        (18,131)
================================================================================
  TOTAL INCOME                                       1,666,393       4,509,878
================================================================================
EXPENSES
Investment Advisory Fees                               711,448       1,487,535
Distribution Expenses
  Investor Class                                       237,099         495,845
  Class C                                                  201              --
Transfer Agent Fees                                    220,772         544,152
Administrative Fees                                     46,854          69,173
Custodian Fees and Expenses                             13,541          29,032
Directors' Fees and Expenses                             8,716          16,183
Professional Fees and Expenses                          13,691          19,229
Registration Fees and Expenses - Investor Class         13,868          43,976

Reports to Shareholders                                 17,176         132,633
Other Expenses                                           2,252           6,714
================================================================================
  TOTAL EXPENSES                                     1,285,618       2,844,472
  Fees and Expenses Absorbed by Investment Adviser    (88,229)       (346,779)
  Fees and Expenses Paid Indirectly                   (11,284)        (18,980)
================================================================================
     NET EXPENSES                                    1,186,105       2,478,713
================================================================================
NET INVESTMENT INCOME                                  480,288       2,031,165
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                              8,837,503      13,701,403
  Foreign Currency Transactions                          (152)       (102,652)
================================================================================
     Total Net Realized Gain                         8,837,351      13,598,751
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                             38,242,661      24,409,177
  Foreign Currency Transactions                         74,195       (397,742)
================================================================================
     Total Net Appreciation                         38,316,856      24,011,435
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                     47,154,207      37,610,186
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS     $    47,634,495 $    39,641,351
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

ENERGY FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
OPERATIONS
Net Investment Income (Loss)                                       $   (194,158)      $    (82,989)   $        16,233
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                                    8,756,728          6,804,236      (35,129,895)
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions                        32,665,684         18,193,660      (40,132,785)
=======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                     41,228,254         24,914,907      (75,246,447)
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income - Investor Class                                         0                  0         (167,166)
In Excess of Net Investment Income - Investor Class                            0          (115,167)           (2,454)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                           0                  0       (4,468,073)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                           0                  0      (35,552,458)
=======================================================================================================================
TOTAL DISTRIBUTIONS                                                            0          (115,167)      (40,190,151)
=======================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                     377,979,679        943,138,107       591,680,044
  Class C                                                                 14,738                 --                --
Reinvestment of Distributions - Investor Class                                 0            108,078        37,731,064
=======================================================================================================================
                                                                     377,994,417        943,246,185       629,411,108
Amounts Paid for Repurchases of Shares - Investor Class            (393,910,969)      (909,365,271)     (696,170,359)
=======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                           (15,916,552)         33,880,914      (66,759,251)
=======================================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                               25,311,702         58,680,654     (182,195,849)
NET ASSETS
Beginning of Period                                                  196,136,049        137,455,395       319,651,244
=======================================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss of
  ($16,462), ($14,351) and ($10,238), respectively)                $ 221,447,751      $ 196,136,049   $   137,455,395
=======================================================================================================================
        ---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                      25,616,841         74,761,155        44,134,902
  Class C                                                                    913                 --                --
Shares Issued from Reinvestment of
  Distributions - Investor Class                                               0             10,747         2,803,292
=======================================================================================================================
                                                                      25,617,754         74,771,902        46,938,194
Shares Repurchased - Investor Class                                 (27,227,033)       (72,598,537)      (51,273,648)
=======================================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                               (1,609,279)          2,173,365       (4,335,454)
=======================================================================================================================

See Notes to Financial Statements

FINANCIAL SERVICES FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
OPERATIONS
Net Investment Income                                            $     1,116,743    $     3,414,058   $    12,285,909
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                   18,617,747        106,704,595        08,562,536
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions                      (24,563,334)         63,074,194       (5,267,763)
=======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                    (4,828,844)        173,192,847       115,580,682
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                                     (1,119,811)        (3,356,533)      (12,269,881)
  Class C                                                                   (19)                 --                --
In Excess of Net Investment Income
  Investor Class                                                        (64,486)                  0                 0
  Class C                                                                  (398)                 --                --
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions - Investor Class                   (107,176,405)      (109,018,838)     (148,103,393)
=======================================================================================================================
TOTAL DISTRIBUTIONS                                                (108,361,119)      (112,375,371)     (160,373,274)
=======================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                     833,986,456      1,613,190,305     1,718,344,847
  Class C                                                                130,118                 --                --
Reinvestment of Distributions
  Investor Class                                                     104,460,580        108,801,157       150,190,546
  Class C                                                                    387                 --                --
=======================================================================================================================
                                                                     938,577,541      1,721,991,462     1,868,535,393
Amounts Paid for Repurchases of Shares - Investor Class            (934,454,266)    (1,957,908,508)   (1,519,342,944)
=======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                              4,123,275      (235,917,046)       349,192,449
=======================================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (109,066,688)      (175,099,570)       304,399,857
NET ASSETS
Beginning of Period                                                1,242,554,989      1,417,654,559     1,113,254,702
=======================================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income
  of ($65,712), $3,087 and ($21,917) respectively)               $ 1,133,488,301    $ 1,242,554,989   $ 1,417,654,559

=======================================================================================================================

FINANCIAL SERVICES FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
        ----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                      32,076,355         55,199,855        57,179,200
  Class C                                                                  5,090                 --                --
Shares Issued from Reinvestment of Distributions
  Investor Class                                                       3,991,575          4,049,413         5,459,331
  Class C                                                                     14                 --                --
=======================================================================================================================
                                                                      36,073,034         59,249,268        62,638,531
Shares Repurchased - Investor Class                                 (36,083,954)       (67,294,030)      (51,007,064)
=======================================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                                  (10,920)        (8,044,762)        11,631,467
=======================================================================================================================

See Notes to Financial Statements

GOLD FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
OPERATIONS
Net Investment Loss                                              $     (289,172)    $   (1,639,042)   $   (1,116,660)
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                                 (27,939,242)       (32,020,620)      (65,297,806)
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                                   14,432,798         28,110,121         6,058,834
=======================================================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                          (13,795,616)        (5,549,541)      (60,355,632)
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Investor Class                            0                  0       (1,637,391)
=======================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                     247,805,590        662,595,028       703,190,475
  Class C                                                                  1,000                 --                --
Reinvestment of Distributions - Investor Class                                 0                  0         1,520,914
=======================================================================================================================
                                                                     247,806,590        662,595,028       704,711,389
Amounts Paid for Repurchases of Shares - Investor Class            (252,292,879)      (664,541,935)     (686,554,223)
=======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                            (4,486,289)        (1,946,907)        18,157,166
======================================================================================================================
TOTAL DECREASE IN NET ASSETS                                        (18,281,905)        (7,496,448)     (43,835,857)
NET ASSETS
Beginning of Period                                                   99,752,938        107,249,386       151,085,243
=======================================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss of
  ($1,039,958), ($754,980) and ($3,948,406), respectively)       $    81,471,033    $    99,752,938   $   107,249,386
=======================================================================================================================
        ---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                     144,269,152        348,656,765       319,522,708
  Class C                                                                    572                 --                --
Shares Issued from Reinvestment of
  Distributions - Investor Class                                               0                  0           652,176
=======================================================================================================================
                                                                     144,269,724        348,656,765       320,174,884
Shares Repurchased - Investor Class                                (147,646,997)      (350,729,790)     (310,832,754)
=======================================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                               (3,377,273)        (2,073,025)         9,342,130
=======================================================================================================================

See Notes to Financial Statements

HEALTH SCIENCES FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
OPERATIONS
Net Investment Income (Loss)                                     $   (1,546,109)    $     1,047,766   $     2,746,844
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                   97,143,857        155,541,144       196,825,886
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions                      (12,364,408)       (50,467,574)        68,341,567
=======================================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                            83,233,340        106,121,336       267,914,297
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income - Investor Class                               (1,284,813)          (985,748)       (4,765,887)
In Excess of Net Investment Income - Investor Class                  (5,741,493)           (12,718)          (53,859)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class               (161,053,946)      (198,906,192)     (147,796,033)
=======================================================================================================================
TOTAL DISTRIBUTIONS                                                (168,080,252)      (199,904,658)     (152,615,779)
=======================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                     943,045,132      1,811,722,158     1,309,995,468
  Class C                                                                616,031                 --                --
Reinvestment of Distributions - Investor Class                       161,314,490        190,797,614       142,313,946
=======================================================================================================================
                                                                   1,104,975,653      2,002,519,772     1,452,309,414
Amounts Paid for Repurchases of Shares
  Investor Class                                                   (971,010,944)    (1,662,903,600)   (1,183,910,039)
  Class C                                                               (53,039)                 --                --
=======================================================================================================================
                                                                   (971,063,983)    (1,662,903,600)    1,183,910,039)
=======================================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                            133,911,670        339,616,172       268,399,375
=======================================================================================================================
TOTAL INCREASE IN NET ASSETS                                          49,064,758        245,832,850       383,697,893
NET ASSETS
Beginning of Period                                                1,574,028,605      1,328,195,755       944,497,862
=======================================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income
  (Loss) of ($4,006,163), $2,830,922 and ($53,538),
  respectively)                                                  $ 1,623,093,363    $ 1,574,028,605   $ 1,328,195,755
=======================================================================================================================

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                      15,593,547         30,290,410        22,644,603
  Class C                                                                  9,263                 --                --
Shares Issued from Reinvestment of
  Distributions - Investor Class                                       2,986,867          3,296,314         2,979,770
=======================================================================================================================
                                                                      18,589,677         33,586,724        25,624,373
Shares Repurchased
  Investor Class                                                    (16,312,035)       (28,009,716)      (20,669,473)
  Class C                                                                  (802)                 --                --
=======================================================================================================================
                                                                    (16,312,837)       (28,009,716)      (20,669,473)
=======================================================================================================================
NET INCREASE IN FUND SHARES                                            2,276,840          5,577,008         4,954,900
=======================================================================================================================

See Notes to Financial Statements

LEISURE FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
OPERATIONS
Net Investment Loss                                              $   (1,439,320)    $   (2,320,139)   $     (191,426)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                   55,649,250         36,627,789        15,595,389
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                                   23,206,312        122,596,304        15,720,560
=======================================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                            77,416,242        156,903,954        31,124,523
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Investor Class                            0                  0           (8,831)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                (34,134,824)       (15,505,553)      (22,821,029)
=======================================================================================================================
TOTAL DISTRIBUTIONS                                                 (34,134,824)       (15,505,553)      (22,829,860)
=======================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                     243,268,565        398,970,871       217,846,689
  Class C                                                                 81,160                 --                --
Reinvestment of Distributions - Investor Class                        32,575,033         15,149,269        21,894,580
=======================================================================================================================
                                                                     275,924,758        414,120,140       239,741,269
Amounts Paid for Repurchases of Shares - Investor Class            (212,946,686)      (340,851,793)     (235,970,629)
=======================================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                             62,978,072         73,268,347         3,770,640
=======================================================================================================================
TOTAL INCREASE IN NET ASSETS                                         106,259,490        214,666,748        12,065,303
NET ASSETS
Beginning of Period                                                  443,347,815        228,681,067       216,615,764
End of Period(Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss of
  ($25,987), ($40,573) and ($18,027), respectively)              $   549,607,305    $   443,347,815   $   228,681,067
=======================================================================================================================
        ---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                       5,361,158         10,888,255         7,793,967
  Class C                                                                  1,781                 --                --
Shares Issued from Reinvestment of
  Distributions - Investor Class                                         768,823            532,486           899,529
=======================================================================================================================
                                                                       6,131,762         11,420,741         8,693,496
Shares Repurchased - Investor Class                                  (4,727,142)        (9,350,638)       (8,465,353)
=======================================================================================================================
NET INCREASE IN FUND SHARES                                            1,404,620          2,070,103           228,143
=======================================================================================================================

See Notes to Financial Statements

REAL ESTATE OPPORTUNITY FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                   YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
OPERATIONS
Net Investment Income                                            $       670,466    $       887,199   $     1,293,905
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                                  (1,571,098)        (7,214,616)         4,205,231
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions                         1,039,189          3,469,151       (6,267,343)
=======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                        138,557        (2,858,266)         (768,207)
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                                       (656,613)          (860,435)       (1,231,251)
  Class C                                                                  (687)                 --                --
In Excess of Net Investment Income
  Investor Class                                                        (79,423)                  0                 0
  Class C                                                                (1,049)                 --                --
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                           0                  0       (2,808,471)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                           0        (1,731,958)                 0
=======================================================================================================================
TOTAL DISTRIBUTIONS                                                    (737,772)        (2,592,393)       (4,039,722)
=======================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                      59,587,645        116,589,416       125,593,955
  Class C                                                                142,000                 --                --
Reinvestment of Distributions
  Investor Class                                                         712,651          2,451,567         3,806,928
  Class C                                                                    631                 --                --
=======================================================================================================================
                                                                      60,442,927        119,040,983       129,400,883
Amounts Paid for Repurchases of Shares - Investor Class             (57,061,000)      (119,732,760)     (137,702,363)
=======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                              3,381,927          (691,777)       (8,301,480)
=======================================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                                2,782,712        (6,142,436)      (13,109,409)
NET ASSETS
Beginning of Period                                                   17,405,690         23,548,126        36,657,535
=======================================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income
  of $4,749, ($13,166) and $10,184, respectively)                $    20,188,402      $  17,405,690   $    23,548,126

=======================================================================================================================

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                   YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                       9,075,124         15,431,175        11,521,060
  Class C                                                                 21,490                 --                --
Shares Issued from Reinvestment of Distributions
  Investor Class                                                         109,583            346,136           366,311
  Class C                                                                     95                 --                --
=======================================================================================================================
                                                                       9,206,292         15,777,311        11,887,371
Shares Repurchased - Investor Class                                  (8,683,241)       (15,826,855)      (12,649,335)
=======================================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                                   523,051           (49,544)         (761,964)
=======================================================================================================================

See Notes to Financial Statements

TECHNOLOGY FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
OPERATIONS
Net Investment Loss                                              $   (9,508,681)    $  (12,386,705)   $   (5,170,961)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                                  272,767,421        341,752,269      (96,330,143)
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions                     2,972,527,290        930,472,339        75,738,741
=======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                  3,235,786,030      1,259,837,903      (25,762,363)
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Investor Class                            0                  0          (32,284)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
     Institutional Class                                            (93,076,664)                  0                --
     Investor Class                                                (147,899,340)                  0      (94,248,558)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                           0                  0      (98,305,920)
=======================================================================================================================
TOTAL DISTRIBUTIONS                                                (240,976,004)                  0     (192,586,762)
=======================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                              3,012,863,434        835,394,390                --
  Investor Class                                                   2,898,277,563      2,550,589,823     1,501,056,910
  Class C                                                              3,279,829                 --                --
Reinvestment of Distributions
  Institutional Class                                                 93,076,664                  0                --
  Investor Class                                                     143,222,652                  0       181,493,943
=======================================================================================================================
                                                                   6,150,720,142      3,385,984,213     1,682,550,853
Amounts Paid for Repurchases of Shares
  Institutional Class                                              (810,896,463)      (128,663,679)                --
  Investor Class                                                 (1,877,537,925)    (2,492,391,489)   (1,495,399,337)
  Class C                                                               (56,864)                 --                --
=======================================================================================================================
                                                                 (2,688,491,252)    (2,621,055,168)   (1,495,399,337)
=======================================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                          3,462,228,890        764,929,045       187,151,516
=======================================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                            6,457,038,916      2,024,766,948      (31,197,609)
NET ASSETS
Beginning of Period                                                3,033,537,743      1,008,770,795     1,039,968,404
=======================================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss of
  ($91,573), ($64,798) and ($43,470), respectively)              $ 9,490,576,659    $ 3,033,537,743   $ 1,008,770,795
=======================================================================================================================

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                                 34,320,746         19,201,080                --
  Investor Class                                                      32,937,088         61,886,040        51,002,134
  Class C                                                                 29,684                 --                --
Shares Issued from Reinvestment of Distributions
  Institutional Class                                                  1,440,043                  0                --
  Investor Class                                                       2,226,662                  0         7,022,355
=======================================================================================================================
                                                                      70,954,223         81,087,120        58,024,489
Shares Repurchased
  Institutional Class                                                (8,625,790)        (2,908,262)                --
  Investor Class                                                    (21,560,644)       (62,037,041)      (50,998,957)
  Class C                                                                  (524)                 --                --
=======================================================================================================================
                                                                    (30,186,958)       (64,945,303)      (50,998,957)
=======================================================================================================================
NET INCREASE IN FUND SHARES                                           40,767,265         16,141,817         7,025,532
=======================================================================================================================

See Notes to Financial Statements

TELECOMMUNICATIONS FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                   YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
OPERATIONS
Net Investment Loss                                              $   (4,594,030)    $   (2,448,036)   $     (230,214)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                  103,221,894          1,700,782         6,087,498
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions                     1,387,851,623        245,324,402        30,321,776
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  1,486,479,487        244,577,148        36,179,060
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Investor Class                      (1,760)                  0                 0
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                 (6,140,564)        (5,207,012)       (5,103,352)
=======================================================================================================================
TOTAL DISTRIBUTIONS                                                  (6,142,324)        (5,207,012)       (5,103,352)
=======================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                   3,173,803,984      1,499,364,986       521,582,449
  Class C                                                              2,702,673                 --                --
Reinvestment of Distributions - Investor Class                         5,888,130          5,082,544         4,810,525
=======================================================================================================================
                                                                   3,182,394,787      1,504,447,530       526,392,974
Amounts Paid for Repurchases of Shares
  Investor Class                                                 (1,563,433,689)      (991,137,779)     (353,350,473)
  Class C                                                              (134,566)                 --                --
=======================================================================================================================
                                                                 (1,563,568,255)      (991,137,779)     (353,350,473)
=======================================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                          1,618,826,532        513,309,751       173,042,501
=======================================================================================================================
TOTAL INCREASE IN NET ASSETS                                       3,099,163,695        752,679,887       204,118,209
NET ASSETS
Beginning of Period                                                1,029,256,393        276,576,506        72,458,297
=======================================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss of
  ($20,724), ($147,992) and ($3,205), respectively)              $ 4,128,420,088    $ 1,029,256,393   $   276,576,506
=======================================================================================================================
        ---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                      64,878,508         57,707,098        28,810,576
  Class C                                                                 41,292                 --                --
Shares Issued from Reinvestment of
  Distributions - Investor Class                                         140,450            268,634           319,200
=======================================================================================================================
                                                                      65,060,250         57,975,732        29,129,776
Shares Repurchased
  Investor Class                                                    (33,337,392)       (39,721,071)      (19,749,078)
  Class C                                                                (1,994)                 --                --
=======================================================================================================================
                                                                    (33,339,386)       (39,721,071)      (19,749,078)
NET INCREASE IN FUND SHARES                                           31,720,864         18,254,661         9,380,698
=======================================================================================================================
See Notes to Financial Statements

UTILITIES FUND

                                                                          PERIOD
                                                                           ENDED
                                                                        MARCH 31                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                                            2000               1999              1998
                                                                        (Note 1)
OPERATIONS
Net Investment Income                                            $       480,288    $     2,031,165   $     3,225,819
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                    8,837,351         13,598,751         2,637,629
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions                        38,316,856         24,011,435        30,143,538
=======================================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                     47,634,495         39,641,351        36,006,986
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                                       (466,273)        (2,503,335)       (3,220,692)
  Class C                                                                  (279)                 --                --
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                (13,863,914)        (2,496,522)       (3,970,217)
=======================================================================================================================
TOTAL DISTRIBUTIONS                                                 (14,330,466)        (4,999,857)       (7,190,909)
=======================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                     114,901,422        245,057,189       446,364,689
  Class C                                                                246,653                 --                --
Reinvestment of Distributions
  Investor Class                                                      13,509,969          4,762,842         6,686,820
  Class C                                                                    279                 --                --
=======================================================================================================================
                                                                     128,658,323        249,820,031       453,051,509
Amounts Paid for Repurchases of Shares - Investor Class            (124,495,345)      (238,436,543)     (436,981,400)
=======================================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                              4,162,978         11,383,488        16,070,109
=======================================================================================================================
TOTAL INCREASE IN NET ASSETS                                          37,467,007         46,024,982        44,886,186
NET ASSETS
Beginning of Period                                                  223,334,317        177,309,335       132,423,149
=======================================================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Income (Loss) of ($14,678),
  ($12,297) and $482,480, respectively)                          $   260,801,324    $   223,334,317   $   177,309,335
=======================================================================================================================
        ---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                       5,988,181         14,379,908        32,309,451
  Class C                                                                 12,124                 --                --
Shares Issued from Reinvestment of Distributions
  Investor Class                                                         794,840            297,014           489,728
  Class C                                                                     14                 --                --
=======================================================================================================================
                                                                       6,795,159         14,676,922        32,799,179
Shares Repurchased - Investor Class                                  (6,654,534)       (14,079,699)      (31,429,955)
=======================================================================================================================
NET INCREASE IN FUND SHARES                                              140,625            597,223         1,369,224
=======================================================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS -- INVESCO SECTOR FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Sector Funds, Inc. is incorporated in Maryland and presently consists of nine separate
Funds: Energy Fund, Financial Services Fund, Gold Fund, Health Sciences Fund, Leisure Fund, Real Estate Opportunity Fund, Technology Fund, Telecommunications Fund and Utilities Fund (individually the "Fund" and collectively, the "Funds"). Effective February 15, 2000, Realty Fund's named changed to Real Estate Opportunity Fund. The investment objectives of the Funds are: To seek capital appreciation through investments in specific business sectors for Energy, Financial Services, Gold, Health Sciences, Leisure and Technology Funds; to achieve current income for Real Estate Opportunity Fund; to achieve a high total return on investments through capital appreciation and current income for Telecommunications Fund; and to seek capital appreciation and income through investments in a specific business sector for Utilities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. Energy, Financial Services, Gold, Health Sciences, Leisure, Technology and Utilities Funds' fiscal year-end changed from October 31 to March 31. Real Estate Opportunity and Telecommunications Funds' fiscal year-end changed from July 31 to March 31.

Effective December 22, 1998, Technology Fund offers two classes of shares, referred to as Institutional Class and Investor Class (formerly Class I and Class II). Institutional Class shares are not subject to any distribution fees, while Investor Class shares are subject to an annual distribution fee to a maximum of 0.25% of the Fund's annual average net assets attributable to Investor Class shares. Effective February 15, 2000, each Fund offered an additional class of shares, referred to as Class C shares. Investor Class and Class C shares are subject to an annual distribution fee to a maximum of 0.25% and 1.00%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

On May 20, 1999, shareholders of INVESCO Specialty Funds, Inc. - Real Estate Opportunity Fund, and on May 28, 1999, shareholders of INVESCO Specialty Funds, Inc. Telecommunications Fund approved an Agreement and Plan of Reorganization and Termination providing for the conversion of each Fund from a separate series of INVESCO Specialty Funds, Inc. to a separate series of INVESCO Sector Funds, Inc. effective close of business on February 15, 2000.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange ator prior to the close of the New York Stock Exchange. Gold bullion is valued at the close of the New York Stock Exchange. Gold bullion valuation is obtained by a pricing service approved by the Fund's board of directors. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex- dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

The Gold Fund may invest in gold bullion which may have significant price movements over short periods of time and may be affected by unpredictable international monetary and political policies. Further, gold bullion may have storage and transactions costs associated with its ownership which may be higher than that of other types of securities.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At March 31, 2000, Energy Fund had $18,021,703 in net capital loss carryovers which expire in the year 2006, Gold Fund had $1,051,643, $66,206,106, $64,536,948 and $30,924,521 in net capital loss carryovers which expire in the years 2003, 2005, 2006 and 2007, respectively, and Real Estate Opportunity Fund had $6,119,366 and $1,790,021 in net capital loss carryovers which expire in the years 2007 and 2008, respectively. Net capital loss carryovers utilized in 2000 by Energy Fund amounted to $8,055,737.

Gold and Real Estate Opportunity Funds incurred and elected to defer post-October 31 net capital losses of $29,794,570 and $624,691, respectively, to the year ended March 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended March 31, 2000, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                                                    QUALIFYING
FUND                                                                PERCENTAGE
--------------------------------------------------------------------------------
Energy Fund                                                              0.00%
Financial Services Fund                                                100.00%
Gold Fund                                                                0.00%
Health Sciences Fund                                                    18.84%
Leisure Fund                                                             0.00%
Real Estate Opportunity Fund                                             0.00%
Technology Fund                                                          0.00%
Telecommunications Fund                                                  0.00%
Utilities Fund                                                         100.00%

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, foreign currency transactions, market discounts, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the period ended March 31, 2000, the effects of such differences were as follows:
                                                 ACCUMULATED
                           ACCUMULATED         UNDISTRIBUTED
                      UNDISTRIBUTEDNET              REALIZED
                                   NET               GAIN ON
                            INVESTMENT            INVESTMENT           PAID-IN
FUND                            INCOME            SECURITIES           CAPITAL
--------------------------------------------------------------------------------
Energy Fund                 $  192,047         $           0   $     (192,047)
Financial Services Fund           (828)             (11,208)            12,036
Gold Fund                        4,194               (4,194)                 0
Health Sciences Fund         1,735,330           (1,774,020)            38,690
Leisure Fund                 1,453,906           (1,460,959)             7,053
Real Estate Opportunity Fund    85,221              (85,221)                 0
Technology Fund              9,481,906           (9,515,493)            33,587
Telecommunications Fund      4,723,058           (4,724,071)             1,013
Utilities Fund                 (16,117)              (7,347)            23,464

Net investment income, net realized gains and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Energy, Financial Services, Gold, Health Sciences and Telecommunications Funds and Distribution Fees and Transfer Agent Fees for Gold Fund are reduced by credits earned by each Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

For the period ended March 31, 2000, Fees and Expenses Paid Indirectly consisted of the following:

                        CUSTODIAN FEES         DISTRIBUTION         TRANSFER
FUND                      AND EXPENSES             EXPENSES       AGENT FEES
Energy Fund                 $   10,288           $        0        $       0
Financial Services Fund         41,659                    0                0
Gold Fund                       14,815                1,650              606
Health Sciences Fund            79,484                    0                0
Leisure Fund                    38,809                    0                0
Real Estate Opportunity Fund     5,256                    0                0
Technology Fund                187,276                    0                0
Telecommunications Fund        168,284                    0                0
Utilities Fund                  11,284                    0                0

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                       AVERAGE NET ASSETS

--------------------------------------------------------------------------------------------
                                                $700       $2       $4        $6
                           $0 TO    $350 TO  MILLION  BILLION  BILLION   BILLION      OVER
                            $350       $700    TO $2    TO $4    TO $6     TO $8        $8
                         MILLION    MILLION  BILLION  BILLION  BILLION   BILLION   BILLION
--------------------------------------------------------------------------------------------
Energy Fund                0.75%      0.65%    0.55%    0.45%    0.40%    0.375%     0.35%
Financial Services Fund    0.75%      0.65%    0.55%    0.45%    0.40%    0.375%     0.35%
Gold Fund                  0.75%      0.65%    0.55%    0.45%    0.40%    0.375%     0.35%
Health Sciences Fund       0.75%      0.65%    0.55%    0.45%    0.40%    0.375%     0.35%
Leisure Fund               0.75%      0.65%    0.55%    0.45%    0.40%    0.375%     0.35%
Technology Fund            0.75%      0.65%    0.55%    0.45%    0.40%    0.375%     0.35%
Utilities Fund             0.75%      0.65%    0.55%    0.45%    0.40%    0.375%     0.35%

                                           AVERAGE NET ASSETS

-----------------------------------------------------------------------------------------------------
                                              $500         $1       $2        $4        $6
                                $0 TO     MILLION    BILLION  BILLION   BILLION   BILLION      OVER
                                 $500       TO $1      TO $2    TO $4     TO $6     TO $8        $8
                              MILLION     BILLION    BILLION  BILLION   BILLION   BILLION   BILLION
-----------------------------------------------------------------------------------------------------

Real Estate Opportunity Fund    0.75%       0.65%      0.55%    0.45%     0.40%    0.375%     0.35%
Telecommunications Fund         0.65%       0.55%      0.45%    0.45%     0.40%    0.375%     0.35%

A Sub-Advisory Agreement between IFG and INVESCO Realty Advisors ("IRAI"), an affiliate of IFG, provides that investment decisions of Real Estate Opportunity Fund were made by IRAI. Fees for such sub-advisory services were paid by IFG. Effective January 27, 2000, the sub-advisory agreement with IRAI was terminated and such responsibilities were transferred to IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares to a maximum of 1.00% per annum of average daily net assets. For the period ended March 31, 2000, amounts paid to the Distributor were as follows:

                                          INVESTOR                       CLASS
FUND                                         CLASS                           C
--------------------------------------------------------------------------------
Energy Fund                             $  187,605               Insignificant
Financial Services Fund                  1,122,528                $          2
Gold Fund                                  101,355               Insignificant
Health Sciences Fund                     1,682,900                           7
Leisure Fund                               521,943                           3
Real Estate Opportunity Fund                30,087               Insignificant
Technology Fund                          3,117,748                         167
Telecommunications Fund                  2,838,019                          70
Utilities Fund                             224,308                          38

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Real Estate Opportunity and Utilities Funds for the period ended March 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                     PURCHASES                      SALES
--------------------------------------------------------------------------------
Energy Fund                          $   188,334,195           $  204,831,344
Financial Services Fund                  381,736,982              441,479,106
Gold Fund                                28,851,454                48,262,458
Health Sciences Fund                     1,613,762,063          1,813,942,361
Leisure Fund                             139,055,737              115,943,349
Real Estate Opportunity Fund             47,934,789                45,207,626
Technology Fund                          4,891,668,944          1,675,017,601
Telecommunications Fund                  1,875,341,703            476,102,856
Utilities Fund                           37,798,949                38,722,730

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At March 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                           NET
                                     GROSS           GROSS        APPRECIATION
FUND                          APPRECIATION    DEPRECIATION      (DEPRECIATION)
--------------------------------------------------------------------------------
Energy Fund                 $   49,988,194    $    484,059     $    49,504,135
Financial Services Fund        267,232,939      51,817,111         215,415,828
Gold Fund                        4,873,344      23,984,745        (19,111,401)
Health Sciences Fund           285,211,435      88,921,339         196,290,096
Leisure Fund                   227,001,285      16,999,918         210,001,367
Real Estate Opportunity Fund       543,338         752,283           (208,945)
Technology Fund              4,289,207,661     224,177,098       4,065,030,563
Telecommunications Fund      1,715,350,111      40,351,199       1,674,998,912
Utilities Fund                 114,407,888       4,420,190         109,987,698

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or IRAI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the period ended March 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                  UNFUNDED
                                   PENSION         ACCRUED             PENSION
FUND                              EXPENSES   PENSION COSTS           LIABILITY
--------------------------------------------------------------------------------
Energy Fund                     $    2,373      $    1,931          $   18,404
Financial Services Fund             17,473          15,548              94,038
Gold Fund                            1,552          14,476              37,044
Health Sciences Fund                19,549          24,453             120,941
Leisure Fund                         4,487           8,315              34,344
Real Estate Opportunity Fund           368               0               1,587
Technology Fund                     27,762               0              91,646
Telecommunications Fund             11,505               0              16,658
Utilities Fund                       2,665           5,216              19,918

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the period ended March 31, 2000, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                               REALIZED
                                                                                                LOSS ON
                                PURCHASES                      SALES           INVESTMENT      VALUE AT
                           ----------------------------------------------
AFFILIATE                  SHARES            COST     SHARES         COST      SECURITIES     3/31/2000
---------------------------------------------------------------------------------------------------------

GOLD FUND
Francisco Gold                 --              --     20,000    $ 282,614      $(210,410)  $  1,043,208
Guyanor Ressources
  SA Class B Shrs              --              --         --           --              --       482,160
Pacific Rim Mining        298,500        $722,358         --           --              --     3,659,306
Star Resources            591,000         355,632         --           --              --     2,871,952

HEALTH SCIENCES FUND
Clarus Medical Systems
  Pfd, Series I Shrs           --              --    106,664    2,000,000     (2,000,000)            --
  Pfd, Series II Shrs          --              --     22,239      111,196       (111,196)            --
  Warrants (Exp 2000)          --              --      2,224            0               0            --
DUSA Pharmaceuticals      682,500      19,451,250         --           --              --    16,337,344
Ecogen Technologies I          --              --         --           --              --             1
Janus Biomedical
  Conv Pfd, Series A Shrs      --              --         --           --              --             1

TELECOMMUNICATIONS FUND
Illuminet Holdings        342,300      16,724,987         --           --              --    16,852,927

 No dividend or interest income was received from any affiliated companies.

NOTE 6 -- INTERFUND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the period ended March 31, 2000, Energy, Gold, Leisure and Real Estate Opportunity Funds borrowed cash at a weighted average rate of 5.89% - 5.99%. Technology and Telecommunications Funds lent cash at a weighted average rate of 5.88% - 5.92%. There were no borrowings outstanding at March 31, 2000.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At March 31, 2000, there were no such borrowings.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore, it is not an expense of the Fund. For the period ended March 31, 2000, the Distributor received an insignificant amount of CDSC from shareholder redemptions for Energy - Class C, Financial Services - Class C, Gold - Class C, Health Sciences Class C, Leisure - Class C, Real Estate Opportunity - Class C and Utilities - Class C Funds. The Distributor received $414 and $119 for Technology - Class C and Telecommunications - Class C Funds, respectively.


---------------------------------------------------------------------------



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Sector Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Real Estate Opportunity Fund (formerly INVESCO Realty Fund, one of the portfolios constituting INVESCO Specialty Funds, Inc.), INVESCO Technology Fund, INVESCO Telecommunications Fund (formerly INVESCO Worldwide Communications Fund, one of the portfolios constituting INVESCO Specialty Funds, Inc.) and INVESCO Utilities Fund (constituting INVESCO Sector Funds, Inc., formerly known as INVESCO Strategic Funds, Inc., hereafter referred to as the "Fund") at March 31, 2000, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodians and transfer agent, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
May 4, 2000

FINANCIAL HIGHLIGHTS

ENERGY FUND - INVESTOR CLASS (For a Fund Share Outstanding Throughout Each Period)
                                        PERIOD
                                         ENDED
                                      MARCH 31                              YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                       2000(a)         1999         1998        1997          1996         1995
PER SHARE DATA
Net Asset Value --
  Beginning of Period               $    13.68   $    11.30   $    19.38  $     15.03   $    10.09    $   10.77
=================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss)(b)                             (0.00)         0.00         0.00         0.06         0.04         0.09
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)          3.72         2.39       (5.04)         5.56         4.94       (0.68)
=================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                              3.72         2.39       (5.04)         5.62         4.98       (0.59)
=================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(c)                    0.00         0.01         0.01         0.05         0.04         0.09
Distributions from Capital Gains          0.00         0.00         0.34         1.22         0.00         0.00
In Excess of Capital Gains                0.00         0.00         2.69         0.00         0.00         0.00
=================================================================================================================
TOTAL DISTRIBUTIONS                       0.00         0.01         3.04         1.27         0.04         0.09
=================================================================================================================
Net Asset Value-- End of Period     $    17.40   $    13.68   $    11.30   $    19.38   $    15.03    $   10.09
=================================================================================================================

TOTAL RETURN                         27.19%(d)       21.19%     (28.51%)       40.65%       49.33%      (5.45%)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                    $  221,432   $  196,136   $  137,455   $  319,651   $  236,169    $  48,284
Ratio of Expenses to Average
  Net Assets(e)                       1.60%(f)        1.68%        1.58%        1.21%        1.30%        1.53%
Ratio of Net Investment Income
  (Loss) to Average Net Assets      (0.26%)(f)      (0.05%)        0.01%        0.39%        0.54%        0.72%
Portfolio Turnover Rate                109%(d)         279%         192%         249%         392%         300%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year-end.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended March 31, 2000 and for the years ended October 31, 1999 and 1998.
(c) Distributions in excess of net investment income for the years ended October 31, 1999, 1998 and 1996, aggregated less than $0.01 on a per share basis.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Annualized

FINANCIAL HIGHLIGHTS

ENERGY FUND - CLASS C (For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                      MARCH 31
--------------------------------------------------------------------------------
                                                                       2000(a)

PER SHARE DATA
Net Asset Value-- Beginning of Period                                 $  14.35
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.01)
Net Gains on Securities
  (Both Realized and Unrealized)                                          3.05
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          3.04
================================================================================
Net Asset Value-- End of Period                                       $  17.39
================================================================================
TOTAL RETURN                                                         21.11%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                             $     16
Ratio of Expenses to Average Net Assets(d)                            2.05%(e)
Ratio of Net Investment Loss to Average Net Assets                  (1.11%)(e)
Portfolio Turnover Rate                                                109%(f)

(a) From February 15, 2000,  since  inception of Class C, to March 31, 2000.
(b) The per share  information  was computed based on average  shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(e) Annualized
(f)Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND - INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                        PERIOD
                                         ENDED
                                      MARCH 31                              YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                       2000(a)         1999         1998        1997          1996         1995
PER SHARE DATA
Net Asset Value --
  Beginning of Period               $    29.73   $    28.45   $    29.14   $    22.94   $    18.95    $    5.31
=================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                     0.03         0.08         0.25         0.28         0.50         0.29
Net Gains on Securities
  (Both Realized and Unrealized)          0.05         3.52         3.01         8.14         5.18         3.64
=================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                              0.08         3.60         3.26         8.42         5.68         3.93
=================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                       0.03         0.08         0.25         0.28         0.50         0.29
In Excess of Net Investment Income(b)     0.00         0.00         0.00         0.00         0.05         0.00
Distributions from Capital Gains          2.65         2.24         3.70         1.94         1.14         0.00
=================================================================================================================
TOTAL DISTRIBUTIONS                       2.68         2.32         3.95         2.22         1.69         0.29
=================================================================================================================
Net Asset Value-- End of Period     $    27.13   $    29.73   $    28.45   $    29.14   $    22.94        18.95
=================================================================================================================

TOTAL RETURN                          0.60%(c)       13.52%       11.76%       39.80%       31.48%       25.80%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                    $1,133,350  $ 1,242,555  $ 1,417,655 $  1,113,255   $  542,688    $ 410,048
Ratio of Expenses to Average
  Net Assets(d)                       1.29%(e)        1.26%        1.05%        0.99%        1.11%        1.26%
Ratio of Net Investment Income
  to Average Net Assets               0.25%(e)        0.25%        0.85%        1.19%        2.48%        2.10%
Portfolio Turnover Rate                 38%(c)          83%          52%          96%         141%         171%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year-end.
(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(e) Annualized

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND - CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                      MARCH 31
--------------------------------------------------------------------------------
                                                                       2000(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                                 $  23.66
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                                  0.00
Net Gains on Securities
  (Both Realized and Unrealized)                                          3.48
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          3.48
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)                                   0.00
In Excess of Net Investment Income                                        0.08
================================================================================
TOTAL DISTRIBUTIONS                                                       0.08
================================================================================
Net Asset Value-- End of Period                                       $  27.06
================================================================================

TOTAL RETURN                                                         14.72%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                             $    138
Ratio of Expenses to Average Net Assets(e)                            1.63%(f)
Ratio of Net Investment Income to Average Net Assets                  0.39%(f)
Portfolio Turnover Rate                                                 38%(g)

(a) From February 15, 2000,  since  inception of Class C, to March 31, 2000.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(c) Dividends from Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

GOLD FUND - INVESTOR CLASS (For a Fund Share Outstanding Throughout Each Period)

                                        PERIOD
                                         ENDED
                                      MARCH 31                              YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                       2000(a)         1999         1998        1997          1996         1995
PER SHARE DATA
Net Asset Value --
  Beginning of Period                $    1.83   $     1.90     $   3.21   $     8.00   $     5.21    $    5.68
=================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Income (Loss)            (0.01)       (0.03)         0.01       (0.02)       (0.01)         0.01

Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)        (0.22)       (0.04)       (1.29)       (2.62)         2.80       (0.47)
=================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                            (0.23)       (0.07)       (1.28)       (2.64)         2.79       (0.46)
=================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                       0.00         0.00         0.00         0.00         0.00         0.01
In Excess of Net Investment Income        0.00         0.00         0.03         2.15         0.00         0.00
=================================================================================================================
TOTAL DISTRIBUTIONS                       0.00         0.00         0.03         2.15         0.00         0.01
=================================================================================================================
Net Asset Value-- End of Period      $    1.60   $     1.83   $     1.90   $     3.21   $     8.00    $    5.21
=================================================================================================================
TOTAL RETURN                       (12.58%)(c)      (3.68%)     (39.98%)     (44.38%)       53.55%      (8.12%)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                     $  81,470   $   99,753   $  107,249   $  151,085   $  277,892    $ 151,779
Ratio of Expenses to Average
  Net Assets(d)                       2.08%(e)        2.20%        1.90%        1.47%       1.22 %        1.32%
Ratio of Net Investment Income
  (Loss) to Average Net Assets      (0.76%)(e)      (1.60%)      (0.93%)      (0.41%)      (0.08%)        0.13%
Portfolio Turnover Rate                 37%(c)         141%         133%         148%         155%          72%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year-end.
(b) The per share information was computed based on average shares for the years ended October 31, 1999 and 1997.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(e) Annualized

FINANCIAL HIGHLIGHTS

GOLD FUND - CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                      MARCH 31
--------------------------------------------------------------------------------
                                                                       2000(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                                  $  1.75
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(b)                                                  (0.00)
Net Gains on Securities
  (Both Realized and Unrealized)                                        (0.15)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        (0.15)
================================================================================
Net Asset Value-- End of Period                                        $  1.60
================================================================================
TOTAL RETURN                                                        (8.57%)(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                              $     1
Ratio of Expenses to Average Net Assets(d)                            3.54%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.82%)(e)
Portfolio Turnover Rate                                                 37%(f)

(a) From February 15, 2000,  since  inception of Class C, to March 31, 2000.
(b) Net Investment Loss for the period ended March 31, 2000 aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND - INVESTOR CLASS (For a Fund Share Outstanding Throughout Each Period)


                                        PERIOD
                                         ENDED
                                      MARCH 31                              YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                       2000(a)         1999         1998        1997          1996         1995
PER SHARE DATA
Net Asset Value --
  Beginning of Period                $   58.39   $    62.12   $    57.50   $    55.24   $    50.47    $   35.09
===============================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Income (Loss)            (0.06)         0.14         0.13         0.06         0.07       (0.03)
Net Gains on Securities
  (Both Realized and Unrealized)          3.53         5.02        13.55        10.85         8.78        15.41
===============================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                              3.47         5.16        13.68        10.91         8.85        15.38
===============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(c)                    0.04         0.04         0.25         0.06         0.07         0.00
In Excess of Net Investment Income        0.21         0.00         0.00         0.00         0.00         0.00
Distributions from Capital Gains          6.09         8.85         8.81         8.59         4.01         0.00
===============================================================================================================
TOTAL DISTRIBUTIONS                       6.34         8.89         9.06         8.65         4.08         0.00
===============================================================================================================
Net Asset Value-- End of Period      $   55.52   $    58.39   $    62.12   $    57.50   $    55.24    $   50.47
===============================================================================================================
TOTAL RETURN                          6.30%(d)        8.44%       28.58%       22.96%       17.99%       43.83%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                    $1,622,624  $ 1,574,020    1,328,196   $  944,498   $  933,828    $ 860,926
Ratio of Expenses to Average
  Net Assets(e)                       1.18%(f)        1.22%        1.12%        1.08%        0.98%        1.15%
Ratio of Net Investment Income
  (Loss) to Average Net Assets      (0.22%)(f)        0.07%        0.25%        0.11%        0.11%      (0.08%)
Portfolio Turnover Rate                107%(d)         127%          92%         143%          90%         107%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year-end.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) Distributions in excess of net investment income for the years ended October 31, 1999 and 1998, aggregated less than $0.01 on a per share basis.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Annualized

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND - CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                      MARCH 31
--------------------------------------------------------------------------------
                                                                       2000(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                                  $ 62.05
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.03)
Net Losses on Securities
  (Both Realized and Unrealized)                                        (6.52)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        (6.55)
================================================================================
Net Asset Value-- End of Period                                        $ 55.50
================================================================================
TOTAL RETURN                                                       (10.56%)(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                              $   470
Ratio of Expenses to Average Net Assets(d)                            1.65%(e)
Ratio of Net Investment Loss to Average Net Assets                  (0.54%)(e)
Portfolio Turnover Rate                                                107%(f)

(a) From February 15, 2000,  since  inception of Class C, to March 31, 2000.
(b) The per share  information  was computed based on average  shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

LEISURE FUND - INVESTOR CLASS (For a Fund Share Outstanding Throughout Each Period)


                                        PERIOD
                                         ENDED
                                      MARCH 31                              YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                       2000(a)         1999         1998        1997          1996         1995
PER SHARE DATA

Net Asset Value --
  Beginning of Period                $   43.21   $    27.92   $    27.21   $    22.89   $    23.78    $   22.63
=================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Income (Loss)(c)         (0.13)         0.00         0.00         0.02         0.04         0.08
Net Gains on Securities
  (Both Realized and Unrealized)          7.27        17.20         3.69         4.96         2.25         2.06
=================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                              7.14        17.20         3.69         4.98         2.29         2.14
=================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(d)                    0.00         0.00         0.00         0.02         0.04         0.08
Distributions from Capital Gains          3.23         1.91         2.98         0.64         2.25         0.91
In Excess of Capital Gains                0.00         0.00         0.00         0.00         0.89         0.00
=================================================================================================================
TOTAL DISTRIBUTIONS                       3.23         1.91         2.98         0.66         3.18         0.99
=================================================================================================================
Net Asset Value-- End of Period      $   47.12   $    43.21   $    27.92   $    27.21   $    22.89    $   23.78
=================================================================================================================

TOTAL RETURN                         17.34%(e)       65.13%       15.16%       22.32%       10.66%        9.98%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                     $ 549,523   $  443,348   $  228,681   $  216,616   $  252,297    $ 265,181
Ratio of Expenses to Average
  Net Assets(f)                       1.28%(g)        1.44%        1.41%        1.41%        1.30%        1.29%
Ratio of Net Investment Loss
  to Average Net Assets             (0.65%)(g)      (0.68%)      (0.09%)        0.05%        0.18%        0.31%
Portfolio Turnover Rate                 23%(e)          35%          31%          25%          56%         119%


(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year-end.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) New Investment Income aggregated less than $0.01 on a per share basis for the years ended October 31, 1999 and 1998.
(d) Distributions in excess of net investment income for the years ended October 31, 1998, 1997, 1996 and 1995, aggregated less than $0.01 on a per share basis.
(e) Based on operations for the period shown and, accordingly, are not representative of a full year.
(f) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(g) Annualized

FINANCIAL HIGHLIGHTS

LEISURE FUND - CLASS C (For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                      MARCH 31
--------------------------------------------------------------------------------
                                                                       2000(a)

PER SHARE DATA
Net Asset Value-- Beginning of Period                                  $ 45.51
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.02)
Net Gains on Securities
  (Both Realized and Unrealized)                                          1.60
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          1.58
================================================================================
Net Asset Value-- End of Period                                        $ 47.09
================================================================================
TOTAL RETURN                                                          3.47%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                              $    84
Ratio of Expenses to Average Net Assets(d)                            1.71%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.42%)(e)
Portfolio Turnover Rate                                                 23%(f)

(a) From February 15, 2000,  since  inception of Class C, to March 31, 2000.
(b) The per share  information  was computed based on average  shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND - INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                     PERIOD                             PERIOD
                                                      ENDED                              ENDED
                                                   MARCH 31       YEAR ENDED JULY 31   JULY 31
--------------------------------------------------------------------------------------------------
                                                   2000(a)         1999         1998        1997
PER SHARE DATA

Net Asset Value-- Beginning of Period           $     6.90     $   9.15   $    10.99   $   10.00
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS

Net Investment Income                                 0.27         0.33         0.38        0.22
Net Gains or (Losses) on Securities

    (Both Realized and Unrealized)                  (0.28)       (1.56)       (0.96)        0.99
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    (0.01)       (1.23)       (0.58)        1.21
==================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.23         0.34         0.39        0.22
In Excess of Net Investment Income                    0.03         0.00         0.00        0.00
Distributions from Capital Gains                      0.00         0.00         0.87        0.00
In Excess of Capital Gains                            0.00         0.68         0.00        0.00
==================================================================================================
TOTAL DISTRIBUTIONS                                   0.26         1.02         1.26        0.22
==================================================================================================
Net Asset Value-- End of Period                 $     6.63     $   6.90   $     9.15    $  10.99
==================================================================================================

TOTAL RETURN                                    (0.03%)(c)     (13.29%)      (6.49%)   12.24%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)       $   20,046     $ 17,406    $  23,548    $ 36,658
Ratio of Expenses to Average Net Assets(d)(e)     1.34%(f)        1.34%        1.22%    1.20%(f)
Ratio of Net Investment Income to
  Average Net Assets(d)                           5.54%(f)        4.23%        3.53%    4.08%(f)
Portfolio Turnover Rate                         272%(c)(g)      697%(g)         258%      70%(c)

(a) From August 1, 1999 to March 31, 2000, the Fund's  current fiscal  year-end.
(b) From January 1, 1997,  commencement  of investment  operations,  to July 31,
    1997.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended March 31, 2000, the years ended July 31, 1999 and 1998 and the period ended July 31, 1997. If such expenses had not been voluntarily absorbed,
    ratio  of  expenses   to  average   net  assets   would  have  been  2.73%
    (annualized), 2.76%, 1.97% and 1.83% (annualized), respectively, and ratio of net investment income to average net assets would have been 4.15% (annualized), 2.81%, 2.78% and 3.45% (annualized), respectively.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.
(f) Annualized
(g) Portfolio turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND - CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                      MARCH 31
--------------------------------------------------------------------------------
                                                                       2000(a)

PER SHARE DATA
Net Asset Value-- Beginning of Period                                 $   6.58
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                     0.08
Net Gains on Securities
  (Both Realized and Unrealized)                                          0.06
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          0.14
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                      0.04
In Excess of Net Investment Income                                        0.06
================================================================================
TOTAL DISTRIBUTIONS                                                       0.10
================================================================================
Net Asset Value-- End of Period                                       $   6.62
================================================================================

TOTAL RETURN                                                          2.10%(b)

RATIOS
Net Assets-- End of Period ($000 Omitted)                             $    143
Ratio of Expenses to Average Net Assets(c)(d)                         1.77%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets(c)       19.13%(e)
Portfolio Turnover Rate                                             272%(f)(g)

(a) From February 15, 2000,  since  inception of Class C, to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.04% (annualized) and ratio of net investment income to average net assets would have been 18.86% (annualized).
(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from August 1, 1999 to March 31, 2000.
(g) Portfolio turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND - INVESTOR CLASS (For a Fund Share Outstanding Throughout Each Period)

                                        PERIOD
                                         ENDED
                                      MARCH 31                              YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                       2000(a)         1999         1998        1997          1996         1995

PER SHARE DATA
Net Asset Value --
  Beginning of Period               $    58.17  $     28.07   $    35.97  $    34.23    $    34.33     $  24.94
=================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)         (0.03)       (0.07)         0.00        0.13          0.07       (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)         47.69        30.17       (1.45)        6.23          5.76        10.20
=================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                             47.66        30.10       (1.45)        6.36          5.83        10.18
=================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(c)                    0.00         0.00         0.00        0.13          0.07         0.00
Distributions from Capital Gains          3.91         0.00         3.16        4.49          5.86         0.79
In Excess of Capital Gains                0.00         0.00         3.29        0.00          0.00         0.00
=================================================================================================================
TOTAL DISTRIBUTIONS                       3.91         0.00         6.45        4.62          5.93         0.79
=================================================================================================================
Net Asset Value -- End of Period    $   101.92  $     58.17  $     28.07  $    35.97    $    34.23    $   34.33
=================================================================================================================

TOTAL RETURN                         85.87%(d)      107.23%      (2.47%)      20.71%        19.98%       42.19%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                    $5,034,087  $ 2,081,613  $ 1,008,771  $1,039,968    $  789,611    $ 563,109
Ratio of Expenses to Average
  Net Assets(e)                       0.88%(f)        1.20%        1.17%       1.05%         1.08%        1.12%
Ratio of Net Investment Income
  (Loss) to Average Net Assets      (0.48%)(f)      (0.79%)      (0.49%)       0.41%         0.24%      (0.06%)
Portfolio Turnover Rate                 28%(d)         143%         178%        237%          168%         191%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year-end.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(c) Distributions in excess of net investment income for the years ended October 31, 1998 and 1996, aggregated less than $0.01 on a per share basis.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Annualized

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- INSTITUTIONAL CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                          PERIOD        PERIOD
                                                           ENDED         ENDED
                                                        MARCH 31    OCTOBER 31
--------------------------------------------------------------------------------
                                                         2000(a)       1999(b)

PER SHARE DATA

Net Asset Value-- Beginning of Period                $     58.43     $   33.85
================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)

Net Investment Loss                                       (0.04)        (0.16)
Net Gains on Securities
  (Both Realized and Unrealized)                           48.07         24.74
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           48.03         24.58
================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                            3.91          0.00
================================================================================
Net Asset Value-- End of Period                      $    102.55     $   58.43
================================================================================

TOTAL RETURN                                           86.14%(d)     72.61%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)            $ 4,453,520     $ 951,925
Ratio of Expenses to Average Net Assets(e)              0.56%(f)      0.74%(f)
Ratio of Net Investment Loss to Average Net Assets    (0.15%)(f)    (0.36%)(f)
Portfolio Turnover Rate                                   28%(d)       143%(g)


(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year-end.
(b) From December 22, 1998, since inception of Institutional Class, to October 31, 1999.
(c) The per share information was computed based on average shares for the period ended October 31, 1999.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents a full year.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- CLASS C (For a Fund Share Outstanding Throughout Each Period)


                                                                        PERIOD
                                                                         ENDED
                                                                      MARCH 31
--------------------------------------------------------------------------------
                                                                       2000(a)

PER SHARE DATA
Net Asset Value-- Beginning of Period                                 $  95.51
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.15)
Net Gains on Securities
  (Both Realized and Unrealized)                                          6.49
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          6.34
================================================================================
Net Asset Value-- End of Period                                       $ 101.85
================================================================================
TOTAL RETURN                                                          6.63%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                             $  2,970
Ratio of Expenses to Average Net Assets(d)                            1.45%(e)
Ratio of Net Investment Loss to Average Net Assets                  (1.03%)(e)
Portfolio Turnover Rate                                                 28%(f)

(a) From February 15, 2000,  since  inception of Class C, to March 31, 2000.
(b) The per share  information  was computed based on average  shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND - INVESTOR CLASS (For a Fund Share Outstanding Throughout Each Period)


                                        PERIOD
                                         ENDED
                                      MARCH 31                              YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------------------------------
                                       2000(a)         1999         1998        1997          1996         1995

PER SHARE DATA
Net Asset Value --
  Beginning of Period              $     31.80  $     19.60   $    15.31   $   12.43    $    12.30    $   10.00
=================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(c)
=================================================================================================================
Net Investment Income (Loss)(d)         (0.10)       (0.00)         0.01        0.06          0.22         0.11
Net Gains on Securities
    (Both Realized and Unrealized)       32.87        12.57         5.32        3.90          1.38         2.35
=================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                             32.77        12.57         5.33        3.96          1.60         2.46
=================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(e)                  (0.00)         0.00         0.00        0.06          0.22         0.11
Distributions from Capital Gains          0.15         0.37         1.04        1.02          1.25         0.05
=================================================================================================================
TOTAL DISTRIBUTIONS                       0.15         0.37         1.04        1.08          1.47         0.16
=================================================================================================================
Net Asset Value-- End of Period   $      64.42  $     31.80   $    19.60   $   15.31    $    12.43    $   12.30
=================================================================================================================

TOTAL RETURN                        103.25%(f)       65.52%       36.79%      33.93%        13.67%       24.83%


RATIOS
Net Assets -- End of Period
  ($000 Omitted)                   $ 4,125,890  $ 1,029,256   $  276,577   $  72,458    $   50,516    $  27,254
Ratio of Expenses to Average
  Net Assets                       0.99%(g)(h)     1.24%(g)     1.32%(g)    1.69%(g)      1.66%(g)        1.95%
Ratio of Net Investment Income
  (Loss) to Average Net Assets      (0.32%)(h)      (0.49%)      (0.16%)       0.56%         1.78%        1.43%
Portfolio Turnover Rate                 24%(f)          62%          55%         96%          157%         215%


(a) From August 1, 1999 to March 31, 2000, the Fund's  current fiscal  year-end.
(b) Commencement of investment operations was August 1, 1994. (c) The per share information was computed based on average shares for the period ended
    March 31, 2000.
(d) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1999.
(e) Distributions in excess of net investment income for the period ended March 31, 2000, aggregated less than $0.01 on a per share basis.
(f) Based on operations for the period shown and, accordingly, are not representative of a full year.
(g) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(h) Annualized

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND - CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                      MARCH 31
--------------------------------------------------------------------------------
                                                                       2000(a)

PER SHARE DATA
Net Asset Value-- Beginning of Period                                $   59.28
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.06)
Net Gains on Securities
  (Both Realized and Unrealized)                                          5.15
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          5.09
================================================================================
Net Asset Value-- End of Period                                      $   64.37
================================================================================

TOTAL RETURN                                                          8.59%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                            $   2,530
Ratio of Expenses to Average Net Assets(d)                            1.49%(e)
Ratio of Net Investment Loss to Average Net Assets                  (0.86%)(e)
Portfolio Turnover Rate                                                 24%(f)

(a) From February 15, 2000,  since  inception of Class C, to March 31, 2000.
(b) The per share information  was computed based on average  shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from August 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

UTILITIES FUND - INVESTOR CLASS (For a Fund Share Outstanding Throughout Each Period)


                                        PERIOD
                                         ENDED
                                      MARCH 31                              YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                       2000(a)         1999         1998        1997          1996         1995
PER SHARE DATA
Net Asset Value --
  Beginning of Period              $     17.68  $     14.73   $    12.42   $   12.04    $    10.61    $    9.76
=================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                     0.04         0.17         0.30        0.32          0.37         0.44
Net Gains on Securities
   (Both Realized and Unrealized)         3.95         3.20         2.56        1.25          1.43         0.84
=================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                              3.99         3.37         2.86        1.57          1.80         1.28
=================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(b)                    0.04         0.21         0.26        0.32          0.37         0.43
Distributions from Capital Gains          1.21         0.21         0.29        0.87          0.00         0.00
=================================================================================================================
TOTAL DISTRIBUTIONS                       1.25         0.42         0.55        1.19          0.37         0.43
=================================================================================================================
Net Asset Value-- End of Period    $     20.42  $     17.68   $    14.73   $   12.42    $    12.04    $   10.61
=================================================================================================================

TOTAL RETURN                         23.99%(c)       23.22%       23.44%      14.37%        17.18%       13.48%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                   $   260,554  $   223,334   $  177,309   $ 132,423    $  153,082    $ 134,468
Ratio of Expenses to Average
  Net Assets(d)(e)                    1.24%(f)        1.26%        1.29%       1.22%         1.17%        1.18%
Ratio of Net Investment Income
  to Average Net Assets(d)            0.50%(f)        1.02%        1.82%       2.74%         3.28%        4.47%
Portfolio Turnover Rate                 18%(c)          32%          47%         55%          141%         185%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year-end.
(b) Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended March 31, 2000 and for the years ended October 31, 1999, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.33% (annualized), 1.43%, 1.36%, 1.27%, 1.25% and 1.30%, respectively, and ratio of net investment income to average net assets would have been 0.41% (annualized), 0.85%, 1.75%, 2.69%, 3.20% and 4.34%, respectively.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.
(f) Annualized

FINANCIAL HIGHLIGHTS

UTILITIES FUND -- CLASS C (For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                      MARCH 31
--------------------------------------------------------------------------------
                                                                       2000(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                                 $   19.91
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                     (0.01)
Net Gains on Securities
  (Both Realized and Unrealized)                                          0.52
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          0.51
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                      0.02
================================================================================
Net Asset Value--End of Period                                       $   20.40
================================================================================

TOTAL RETURN                                                          2.58%(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                             $     248
Ratio of Expenses to Average Net Assets(c)(d)                         1.83%(e)
Ratio of Net Investment Loss to Average Net Assets(d)               (0.32%)(e)
Portfolio Turnover Rate                                                 18%(f)

(a) From February 15, 2000,  since  inception of Class C, to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.83% (annualized) and ratio of net investment income to average net assets would have been (0.32%) (annualized).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

                             INVESCO FAMILY OF FUNDS

                           Investor Class                        Newspaper
Fund Name                   Fund Code        Ticker Symbol     Abbreviation
--------------------------------------------------------------------------------
Stock
Growth & Income                 21               IVGIX           Gro&Inc
Blue Chip Growth                10               FLRFX           BlChpGro
Dynamics                        20               FIDYX           Dynm
Small Company Growth            60               FIEGX           SmCoGth
INVESCO Endeavor                61               IVENX           Endeavor
Value Equity                    46               FSEQX           ValEq
S&P 500 Index Fund              23               ISPIX           SP500II
--------------------------------------------------------------------------------
Bond
U.S. Government Securities      32               FBDGX           USGvt
Select Income                   30               FBDSX           SelInc
High Yield                      31               FHYPX           HiYld
Tax-Free Bond                   35               FTIFX           TxFre
--------------------------------------------------------------------------------
Combination Stock & Bond
Equity Income                   15               FIIIX           EquityInc
Total Return                    48               FSFLX           TotRtn
Balanced                        71               IMABX           Bal
--------------------------------------------------------------------------------
Sector
Energy                          50               FSTEX           Enrgy
Financial Services              57               FSFSX           FinSvc
Gold                            51               FGLDX           Gold
Health Sciences                 52               FHLSX           HlthSc
Leisure                         53               FLISX           Leisur
Real Estate Opportunity         42               IVSRX           Realty
Technology                      55               FTCHX           Tech
Telecommunications              39               ISWCX           Telecomm
Utilities                       58               FSTUX           Util
--------------------------------------------------------------------------------
International
International Blue Chip         09               IIBCX           ItlBlChp
Pacific Basin                   54               FPBSX           PcBas
European                        56               FEURX           Europ
Latin American Growth           34               IVSLX           LtnAmerGr
--------------------------------------------------------------------------------
Money Market
U.S. Government Money           44               FUGXX           InvGvtMF
Cash Reserves                   25               FDSXX           InvCshR
Tax-Free Money                  40               FFRXX           InvTaxFree
Treasurer's Money Market        96               IMRXX           INVESCOMMR
Reserve
Treasurer's Tax-Exempt          95               ITTXX           INVESCOTTE
Reserve

FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES, RISKS, AND EXPENSES, PLEASE VISIT OUR WEB SITE, CONSULT YOUR FINANCIAL ADVISOR, OR CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        [INVESCO ICON] INVESCO FUNDS (R)

                                       YOU
                                     SHOULD
                                      KNOW
                                      WHAT
                                     INVESCO
                                    KNOWS (R)












We're easy to stay in touch with:


Investor Services: 1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Sales: 1-800-6-INVESCO
On the World Wide Web: www.invesco.com


INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173707
Denver, Colorado  80217-3707


This information must be preceded or accompanied by a current prospectus.



ASEC 9052 4/00